SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

CAROLINA POWER & LIGHT COMPANY
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

Carolina Power & Light Proxy Statement

Carolina Power & Light Company
410 S. Wilmington Street
Raleigh, NC 27601-1849

March 31, 2010

Dear Shareholder:

     I am pleased to invite you to attend the 2010 Annual Meeting of the Shareholders of Carolina Power & Light Company. The meeting will be held at 10:00 a.m. on May 12, 2010, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina.

     As described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, the matters scheduled to be acted upon at the meeting for Carolina Power & Light Company are the election of nine (9) directors and the ratification of the selection of the independent registered public accounting firm for Carolina Power & Light Company.

     Regardless of the size of your holdings, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE OR VOTE BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Voting by any of these methods will ensure that your vote is counted at the Annual Meeting if you do not attend in person.

     I am delighted that you have chosen to invest in Carolina Power & Light Company and look forward to seeing you at the meeting. On behalf of the management and directors of Carolina Power & Light Company, thank you for your continued support and confidence in 2010.

Sincerely,

William D. Johnson
Chairman of the Board

PROXY STATEMENT

VOTING YOUR PROXY IS IMPORTANT

     Your vote is important. Please promptly SIGN, DATE and RETURN the enclosed proxy card or VOTE BY TELEPHONE in accordance with the instructions on the enclosed proxy card so that as many shares as possible will be represented at the Annual Meeting.

     A self-addressed envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

Carolina Power & Light Proxy Statement

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849

____________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON

MAY 12, 2010

     This notice, along with our Proxy Statement and Annual Report to Shareholders, is available at www.progress-energy.com/proxy.

     The Annual Meeting of the Shareholders of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (the “Company”) will be held at 10:00 a.m. on May 12, 2010, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina. The meeting will be held in order to:

(1)	Elect nine (9) directors of the Company, each to serve a one-year term. The Board of Directors recommends a vote FOR each of the nominees for director.

(2)	Ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company. The Board of Directors recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

(3)	Transact any other business as may properly be brought before the meeting.

     All holders of the Company’s $5 Preferred Stock, Serial Preferred Stock and Common Stock of record at the close of business on March 5, 2010, are entitled to attend the meeting and to vote. The stock transfer books will remain open.

By order of the Board of Directors

FRANK A. SCHILLER
Corporate Secretary

Raleigh, North Carolina
March 31, 2010

PROXY STATEMENT

PROXY STATEMENT
TABLE OF CONTENTS

Carolina Power & Light Proxy Statement

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849

____________________

PROXY STATEMENT
GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (at times referred to as the “Board”) of proxies to be used at the Annual Meeting of Shareholders. That meeting will be held at 10:00 a.m. on May 12, 2010, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina. (For directions to the meeting location, please see the map included at the end of this Proxy Statement.) Throughout this Proxy Statement, Carolina Power & Light Company is at times referred to as “we,” “our,” “us” or “PEC” and our parent company, Progress Energy, Inc., is referred to as “Progress Energy” or the “Parent.” This Proxy Statement and form of proxy were first sent to shareholders on or about March 31, 2010.

     An audio Webcast of the Annual Meeting of Shareholders will be available online in Windows Media Player format at www.progress-energy.com/investor. The Webcast will be archived on the site for three months following the date of the meeting.

     Copies of our Annual Report on Form 10-K for the year ended December 31, 2009, including financial statements and schedules, are available upon written request, without charge, to the persons whose proxies are solicited. Any exhibit to the Form 10-K is also available upon written request at a reasonable charge for copying and mailing. Written requests should be made to Mr. Thomas R. Sullivan, Treasurer, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551. Our Form 10-K is also available through the Securities and Exchange Commission’s (the “SEC”) Web site at www.sec.gov or through our Web site at www.progress-energy.com/investor. The contents of these Web sites are not, and shall not be deemed to be, a part of this Proxy Statement or proxy solicitation materials.

     We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our Proxy Statement and Annual Report, unless one or more of the shareholders at that address notifies us that they wish to continue receiving individual copies. We believe this procedure provides greater convenience to our shareholders and saves money by reducing our printing and mailing costs and fees.

      If you prefer to receive a separate copy of our Proxy Statement and Annual Report, please write to Shareholder Relations, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551 or telephone our Shareholder Relations Section at 919-546-3014, and we will promptly send you a separate copy. If you are currently receiving multiple copies of the Proxy Statement and Annual Report at your address and would prefer that a single copy be delivered there, you may contact us at the address or telephone number provided in this paragraph.

PROXY STATEMENT

PROXIES

     The accompanying proxy is solicited by our Board of Directors, and we will bear the entire cost of solicitation. We expect to solicit proxies primarily by mail. Proxies may also be solicited by telephone, e-mail or other electronic media or personally by our and our affiliates’ officers and employees, who will not be specially compensated for such services.

     You may vote shares either in person or by duly authorized proxy. In addition, you may vote your shares by telephone by following the instructions provided on the enclosed proxy card. The telephone voting facilities for shareholders of record will close at 12:01 a.m. E.D.T. on the morning of the meeting. Any shareholder who has executed a proxy and attends the meeting may elect to vote in person rather than by proxy. You may revoke any proxy given by you in response to this solicitation at any time before the proxy is exercised by (i) delivering a written notice of revocation to our Corporate Secretary, (ii) timely filing, with our Corporate Secretary, a subsequently dated, properly executed proxy, or (iii) attending the Annual Meeting and electing to vote in person. Your attendance at the Annual Meeting, by itself, will not constitute a revocation of a proxy. If you vote by telephone, you may also revoke your vote by any of the three methods noted above, or you may change your vote by voting again by telephone. If you decide to vote by completing and mailing the enclosed proxy card, you should retain a copy of certain identifying information found on the proxy card in the event that you decide later to change or revoke your proxy. You should address any written notices of proxy revocation to: Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551, Attention: Corporate Secretary.

     All shares represented by effective proxies received by the Company at or before the Annual Meeting, and not revoked before they are exercised, will be voted in the manner specified therein. Executed proxies that do not contain voting instructions will be voted “FOR” the election of all directors as set forth in this Proxy Statement and “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010, as set forth in this Proxy Statement. Proxies will be voted at the discretion of the named proxies on any other business properly brought before the meeting.

Special Note for Shares Held in “Street Name”

     If your shares are held by a brokerage firm, bank or other nominee (i.e., in “street name”), you will receive directions from your nominee that you must follow in order to have your shares voted. “Street name” shareholders who wish to vote in person at the meeting will need to obtain a special proxy form from the brokerage firm, bank or other nominee that holds their shares of record. You should contact your brokerage firm, bank or other nominee for details regarding how you may obtain this special proxy form.

     If your shares are held in “street name” and you do not give instructions as to how you want your shares voted (a “nonvote”), the brokerage firm, bank or other nominee who holds the Company’s shares on your behalf may vote the shares at its discretion on “routine” matters only. However, such brokerage firm, bank or other nominee is not required to vote your shares and therefore these unvoted shares would be counted as “broker nonvotes.”

     With respect to “routine” matters, such as the ratification of the selection of the independent registered public accounting firm, a brokerage firm, bank or other nominee has authority (but is not required), under the rules governing self-regulatory organizations (the “SRO rules”), to vote its clients’ shares if the clients do not provide instructions. When a brokerage firm, bank or other nominee votes its clients’ securities on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “FOR” or “AGAINST” such routine matters. The New York Stock Exchange (“NYSE”) recently amended its rules to make the election of directors a “nonroutine” matter.

Carolina Power & Light Proxy Statement

     With respect to “nonroutine” matters, including the election of directors, a brokerage firm, bank or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not specifically instruct their brokerage firm, bank or other nominee on how to vote their shares. The brokerage firm, bank or other nominee will so note on the vote card, and this constitutes a “broker nonvote.” “Broker nonvotes” will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of shares voted “FOR,” “AGAINST” or “ABSTAINING” from such nonroutine matters. At the 2010 Annual Meeting of Shareholders, one nonroutine matter, the election of nine (9) directors of the Company with terms expiring in 2011, will be presented for a vote.

     Accordingly, if you do not vote your proxy, your brokerage firm, bank or other nominee may either: (i) vote your shares on routine matters and cast a “broker nonvote” on nonroutine matters, or (ii) leave your shares unvoted altogether. Therefore, we encourage you to provide instructions to your brokerage firm, bank or other nominee by voting your proxy. This action ensures that your shares and voting preferences will be fully represented at the meeting.

VOTING SECURITIES

     Our directors have fixed March 5, 2010, as the record date for shareholders entitled to vote at the Annual Meeting. Only holders of our $5 Preferred Stock, Serial Preferred Stock and Common Stock (collectively referred to as “shares”) of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. Each share is entitled to one vote. As of March 5, 2010, there were outstanding 236,997 shares of $5 Preferred Stock, 349,850 shares of Serial Preferred Stock and 159,608,055 shares of Common Stock. Progress Energy owns all outstanding shares of our Common Stock.

     Consistent with state law and our By-Laws, the presence, in person or by proxy, of holders of at least a majority of the total number of shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is or must be set in connection with any adjournment. Shares held of record by shareholders or their nominees who do not vote by proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Proxies that withhold authority or reflect abstentions or “broker nonvotes” will be counted for purposes of determining whether a quorum is present.

     Pursuant to the provisions of the North Carolina Business Corporation Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote. Accordingly, assuming a quorum is present, the nominee(s) receiving the highest number of “FOR” votes will be elected. Withheld votes or shares held in “street name” that are not voted in the election of directors will not be included in determining the number of votes cast. Progress Energy intends to vote all of its shares of Common Stock “FOR” each nominee.

     Approval of the proposal to ratify the selection of our independent registered public accounting firm, and other matters properly brought before the Annual Meeting, if any, generally will require the affirmative vote of a majority of votes actually cast by holders of shares entitled to vote. With respect to matters requiring a majority vote, assuming a quorum is present, the number of “FOR” votes cast at the meeting for this proposal must exceed the number of “AGAINST” votes cast at the meeting in order for the proposal to be approved. Abstentions from voting and “broker nonvotes” will not count as votes cast and will not have the effect of a “negative” vote with respect to any such matters. Progress Energy intends to vote all of its shares of Common Stock “FOR” this proposal.

     We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a current report on Form 8-K within four (4) business days of the Annual Meeting. A copy of this Form 8-K may be obtained without charge by any of the means outlined above for obtaining a copy of our Annual Report on Form 10-K.

PROXY STATEMENT

PROPOSAL 1—ELECTION OF DIRECTORS

     At the 2009 Annual Meeting of Shareholders, proposals were approved to amend the Company’s By-Laws to reduce the size of the Board of Directors and to provide for the annual election of each member of the Board of Directors. The term of Class III directors expires at the 2010 Annual Meeting of Shareholders, and the directors of Classes I and II are expected to tender their resignations, effective as of the opening of the 2010 Annual Meeting of Shareholders, so that all directors will be nominated for election to a one-year term.

     The Board of Directors nominates the following nine (9) nominees to serve as directors with terms expiring in 2011 and until their respective successors are elected and qualified: Jeffrey A. Corbett, William D. Johnson, Jeffrey J. Lyash, John R. McArthur, Mark F. Mulhern, James Scarola, Frank A. Schiller, Paula J. Sims and Lloyd M. Yates. Proxies cannot be voted for a greater number of persons than nominees named.

     There are no family relationships between any of the directors, any executive officers or nominees for director of the Company or its subsidiaries, and there is no arrangement or understanding between any director or director nominee and any other person pursuant to which the director or director nominee was selected.

     The election of directors will be determined by a plurality of the votes cast at the Annual Meeting at which a quorum is present. This means that nominees receiving the highest number of “FOR” votes will be elected. Abstentions and broker nonvotes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors. Shareholders do not have cumulative voting rights in connection with the election of directors.

     Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where specifications are not made, the shares represented by the accompanying proxy will be voted “FOR” the election of each of the nine (9) nominees. Votes (other than abstentions) will be cast pursuant to the accompanying proxy for the election of the nominees listed above unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for such substitute nominee or nominees as may be determined by the persons named in such proxy. The Board of Directors has no reason to believe that any of the nominees listed above will not be available for election as a director.

     The names of the nine (9) nominees for election to the Board of Directors, along with their ages, principal occupations or employment for the past five years, directorships of public companies held during the past five years, and disclosures regarding the specific experience, qualifications, attributes or skills that led the Board to conclude that such individuals should serve on the Board, are set forth below. Messrs. Jeffrey J. Lyash and Frank A. Schiller, who were elected by the Board on August 10, 2009 and June 1, 2009, respectively, are directors standing for election to the Board by our shareholders for the first time. Messrs. Lyash and Schiller were recommended to the Board by William D. Johnson, who is our Chairman of the Board. The Board has not established any committees. The Company is a direct subsidiary of Progress Energy and an affiliate of Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”), which is noted in the descriptions below. Information concerning the number of shares of Progress Energy’s Common Stock beneficially owned, directly or indirectly, by all current directors appears on page 8 of this Proxy Statement.

     The Board of Directors recommends a vote “FOR” each nominee for director.

Carolina Power & Light Proxy Statement

Nominees for Election

     JEFFREY A. CORBETT, age 50, is Senior Vice President, Energy Delivery, of the Company, since January 2008. In his current role, Mr. Corbett oversees operations and services in the Carolinas, including engineering, distribution, construction, metering, power restoration, community relations and customer service. He has served as a director of the Company since September 2008. Mr. Corbett previously served as Senior Vice President, Energy Delivery, of PEF, from June 2006 to January 2008; Vice President, Distribution, of the Company, from January 2005 to June 2006; Vice President, Eastern Region, of the Company, from September 2002 to January 2005; and Director, Distribution Power Quality and Reliability, from 1999 to September 2002. Before joining Progress Energy in 1999, Mr. Corbett spent 17 years with Virginia Power, serving in a variety of engineering and leadership roles. Mr. Corbett’s broad experience and knowledge in operations, customer service, energy efficiency and demand-side management will be critical assets as the Company pursues its balanced solution for meeting the energy needs of its customers.

     WILLIAM D. JOHNSON, age 56, is Chairman, President and Chief Executive Officer of Progress Energy, since October 2007. Mr. Johnson is also Chairman of PEC and PEF. Mr. Johnson has served as Chairman of the Company since July 2007. Mr. Johnson previously served as President and Chief Operating Officer of Progress Energy, from January 2005 to October 2007. In that role, Mr. Johnson oversaw the generation and delivery of electricity by PEC and PEF. Mr. Johnson has been with Progress Energy (formerly CP&L) in a number of roles since 1992, including Group President for Energy Delivery, President and Chief Executive Officer for Progress Energy Service Company, LLC and General Counsel and Corporate Secretary for Progress Energy. Before joining Progress Energy, Mr. Johnson was a partner with the Raleigh, N.C. law office of Hunton & Williams LLP, where he specialized in the representation of utilities. Mr. Johnson has served in a variety of senior management positions during his tenure with the Company. His background as a lawyer representing utilities, coupled with his years of hands-on experience at the Company, provides him with a unique perspective and a keen understanding of the Company and our industry. Mr. Johnson’s breadth of knowledge and experience in addressing key operational, policy, legislative and strategic issues, and his proven leadership skills will be significant assets to the Company as it implements its long-term strategy in the face of a challenging economy, and a changing regulatory and legislative environment.

     JEFFREY J. LYASH, age 48, is Executive Vice President of Corporate Development of Progress Energy, since July 2009. In his role, Mr. Lyash is responsible for Progress Energy’s resource planning, program alternatives and strategic asset construction. Mr. Lyash has served as a director of the Company since August 2009. He previously served as President and Chief Executive Officer, PEF, from June 2006 to July 2009; Senior Vice President, PEF, from November 2003 to June 2006; and Vice President, Transmission in Energy Delivery, PEC, from January 2002 to October 2003. Mr. Lyash joined Progress Energy (formerly CP&L) in 1993 and spent his first eight years at the Brunswick Nuclear Plant in Southport, N.C. His last position at Brunswick was as Director of site operations. Before joining Progress Energy, Mr. Lyash worked with the U.S. Nuclear Regulatory Commission (NRC) in a number of capacities between 1984 and 1993. Mr. Lyash’s breadth of experience and leadership abilities will be valuable in the Company’s efforts to implement its balanced solution to meeting the future energy needs of its customers in a challenging economy and changing business environment.

     JOHN R. MCARTHUR, age 54, is Executive Vice President of Progress Energy, since September 2008. In his various roles, Mr. McArthur is responsible for corporate and utility support functions, including Corporate Services, Corporate Communications, External Relations, Human Resources and Information Technology and Telecommunications. The compliance, legal and audit functions are also part of his group. Mr. McArthur has served as a director of the Company since July 2007. He also serves as Corporate Secretary of Progress Energy, a position he has held since January 2004. Mr. McArthur is also Executive Vice President of the Company since September 2008, Executive Vice President of PEF since November 2008 and Senior Vice President and Corporate Secretary of Florida Progress Corporation since January 2004. Mr. McArthur has been with Progress Energy in a number of roles since 2001, including General Counsel, Senior Vice President, Corporate Relations, and Vice President, Public Affairs. Before joining Progress Energy, Mr. McArthur was a senior adviser to N.C. Governor Mike Easley, handling major policy initiatives as well as media and legal affairs. Mr. McArthur’s extensive legal, policy and legislative experience will be critical assets to the Company as we address new laws and regulations in the areas of energy policy, environmental compliance, renewable energy standards and corporate governance.

PROXY STATEMENT

     MARK F. MULHERN, age 50, is Senior Vice President and Chief Financial Officer of the Company, PEF and Progress Energy, since September 2008. Mr. Mulhern has served as a director of the Company since September 2008. He previously served as Senior Vice President, Finance, of the Company and PEF, from November 2007 to September 2008, and Senior Vice President, Finance, of Progress Energy, from July 2007 to September 2008. Mr. Mulhern also served as President, of Progress Ventures (the unregulated subsidiary of Progress Energy), from 2005 to 2008; Senior Vice President of Competitive Commercial Operations of Progress Ventures, from 2003 to 2005; Vice President, Strategic Planning, of Progress Energy, from 2000 to 2003; Vice President and Treasurer of Progress Energy, from 1997 to 2000; and Vice President and Controller of Progress Energy, from 1996 to 1997. Before joining Progress Energy (formerly CP&L) in 1996, Mr. Mulhern was the Chief Financial Officer at Hydra Co. Enterprises, the independent power subsidiary of Niagara Mohawk. He also spent eight years at Price Waterhouse, serving a wide variety of manufacturing and service businesses. Mr. Mulhern has worked in every financial management function in Progress Energy. He understands the Company and our industry. Mr. Mulhern’s experience and qualifications in corporate finance will be important to the Company’s efforts to meet its financial commitments and attract the capital for expansion projects that are necessary to implement its long-term strategy to meet its customers’ future energy needs reliably and affordably.

     JAMES SCAROLA, age 54, is Senior Vice President and Chief Nuclear Officer of the Company and PEF, since January 2008. In that role, he oversees all aspects of the Company’s nuclear program. Mr. Scarola has served as a director of the Company since January 2008. He previously served as Vice President at the Brunswick Nuclear Plant, from October 2005 to December 2007. Mr. Scarola joined Progress Energy (formerly CP&L) in 1998, where he served as Vice President at the Harris Nuclear Power Plant until October 2005. Mr. Scarola entered the nuclear power field in 1978 as a design engineer and has held positions in construction, start-up testing, maintenance, engineering and operations. He was the Plant General Manager at the St. Lucie Nuclear Plant with Florida Power & Light Company prior to joining Progress Energy. Mr. Scarola has served in leadership positions at the Company at the plant level and throughout Progress Energy’s Nuclear Generation Group. He has been instrumental in developing a culture of performance. Mr. Scarola’s extensive technical knowledge and proven capabilities in the nuclear arena will be an asset in the years ahead, as the Company pursues a balanced solution to meeting its customers’ electric energy needs.

     FRANK A. SCHILLER, age 49, is Senior Vice President, Compliance, and General Counsel of Progress Energy, since January 2009. Mr. Schiller is responsible for Progress Energy’s legal, regulatory, compliance, audit and corporate governance functions. He serves as Progress Energy’s chief compliance officer and chairs Progress Energy’s Ethics Committee. He has served as a director of the Company since June 2009. Mr. Schiller joined Progress Energy in 1997 and previously served as Vice President, Legal, from December 2000 to December 2008; Director – Legal Services, from January 2000 to December 2000; and Associate General Counsel, from December 1997 to January 2000. Before joining Progress Energy, Mr. Schiller was Senior Counsel at Virginia Electric and Power Company. Previously, he was a partner with the Raleigh, N.C. law office of Hunton & Williams LLP. Mr. Schiller’s extensive legal experience and knowledge of the utility industry will be significant assets to the Company as it addresses new laws and key regulatory issues that will impact the implementation of its long-term strategy.

     PAULA J. SIMS, age 48, is Senior Vice President, Power Operations, of the Company and PEF, since July 2007. Ms. Sims oversees fossil generation, new generation, environmental compliance, non-nuclear fuel procurement and transportation, purchased power and excess generation sales. In addition, she is responsible for leading Progress Energy’s enterprise-wide Continuous Business Excellence efforts. Ms. Sims has served as a director of the Company since September 2008. Ms. Sims previously served as Senior Vice President, Regulated Services, of the Company, from January 2006 to July 2007; Vice President, Fossil Fuel Generation, of the Company and PEF, from January 2006 to April 2006; Vice President, Regulated Fuels, of the Company, from December 2004 to December 2005; Chief Operating Officer of Progress Fuels Corporation, from February 2002 to December 2004; and Vice President, Business Operations & Strategic Planning, of Progress Fuels Corporation, from June 2001 to February 2002. Before joining Progress Energy in 1999, Ms. Sims was with General Electric, where she served in a number of management and operations positions for over 15 years. Ms. Sims’ breadth of knowledge and experience will be valuable to the Company as it navigates a challenging economy and changing business environment while

Carolina Power & Light Proxy Statement

implementing its balanced solution to meeting its customers’ future energy needs. Her leadership in creating a culture of productivity and efficiency will be important to the Company’s efforts to meet its financial commitments and attract the capital necessary for its long-term strategy.

     LLOYD M. YATES, age 49, is President and Chief Executive Officer of the Company, since July 2007. Mr. Yates oversees all aspects of the Company’s delivery operations, including distribution and customer service, transmission, and products and services. Mr. Yates has served as director of the Company since July 2007. He is responsible for overseeing the overall strategic direction and financial performance of the Company. Mr. Yates served as Senior Vice President of the Company, from January 2005 to July 2007, Vice President, Transmission, from November 2003 to December 2004, and Vice President, Fossil Generation, from November 1998 to November 2003. Before joining Progress Energy (formerly CP&L) in 1998, Mr. Yates was with PECO Energy for over 16 years in several line operations and management positions. His last position with PECO was as General Manager, Operations in the power operations group. Mr. Yates’s vast experience and knowledge of the Company and the industry will continue to be significant assets as the Company pursues a balanced solution to meeting its customers’ future energy needs, including implementation of its coal-to-gas strategy. Mr. Yates has the proven leadership skills the Company will need as it confronts a challenging economy, a complex business environment, and new laws and regulations that impact energy policy, environmental compliance and renewable energy standards.

PRINCIPAL SHAREHOLDERS

     The table below sets forth the only shareholders we know to beneficially own more than 5 percent (5%) of the outstanding shares of our Common Stock as of December 31, 2009. We are not aware of any person owning more than 5 percent (5%) of either our $5 Preferred Stock or our Serial Preferred Stock. Other than the previously noted three classes of stock, we do not have any other class of voting securities outstanding.

Title of	Name and Address of	Number of Shares	Percentage of
Class	Beneficial Owner	Beneficially Owned	Class
Common Stock	Progress Energy, Inc.	159,608,055	100
	410 S. Wilmington Street
	Raleigh, NC 27601-1849

PROXY STATEMENT

MANAGEMENT OWNERSHIP OF COMMON STOCK

     None of our Directors or Officers owns any of the Company’s Common Stock or either series of our Preferred Stock.

     The following table describes the beneficial ownership of the Common Stock of Progress Energy as of February 22, 2010, of (i) all current directors and nominees for director, (ii) each executive officer named in the Summary Compensation Table presented later in this Proxy Statement, and (iii) all directors and nominees for director and executive officers as a group. As of February 22, 2010, none of the individuals or the group in the above categories owned one percent (1%) or more of Progress Energy’s voting securities. Unless otherwise noted, all shares of Progress Energy Common Stock set forth in the table are beneficially owned, directly or indirectly, with sole voting and investment power, by such shareholder.

	Number of Shares
	of Common Stock
Name	Beneficially Owned	1
Jeffrey A. Corbett	12,990	1
William D. Johnson	136,751	1
Jeffrey J. Lyash	19,393	1
John R. McArthur	42,682	1
Mark F. Mulhern	34,550	1
James Scarola	37,974	1
Frank A. Schiller	16,559	1
Paula J. Sims	11,766	1
Lloyd M. Yates	27,937	1
Shares of Progress Energy Common Stock beneficially owned by all directors and executive
officers of the Company as a group (10 persons)	349,259	2
____________________

     1 Includes shares of Restricted Stock currently held, and shares of Progress Energy Common Stock such officer has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options as follows:

Officer and/or Director	Restricted Stock	Stock Options
Jeffrey A. Corbett	—	—
William D. Johnson	16,134	—
Jeffrey J. Lyash	3,834	—
John R. McArthur	4,768	—
Mark F. Mulhern	5,834	7,000
James Scarola	1,100	34,600
Frank A. Schiller	1,100	—
Paula J. Sims	1,000	—
Lloyd M. Yates	3,834	—

     2 Includes shares each group member (shares in the aggregate) has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options.

Carolina Power & Light Proxy Statement

Management Ownership of Units Representing Common Stock

     The table below shows ownership as of February 22, 2010, of (i) performance units under Progress Energy’s Long-Term Compensation Program; (ii) performance units recorded to reflect awards deferred under the Progress Energy Management Incentive Compensation Plan (“MICP”); (iii) performance shares awarded under the Performance Share Sub-Plan of Progress Energy’s 1997, 2002 and 2007 Equity Incentive Plans (“PSSP”) (see “Outstanding Equity Awards at Fiscal Year-End Table” on page 43); (iv) units recorded to reflect awards deferred under the PSSP; (v) replacement units representing the value of our contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan that would have been made but for the deferral of salary under Progress Energy’s Management Deferred Compensation Plan and contribution limitations under Section 415 of the Internal Revenue Code of 1986, as amended; and (vi) Restricted Stock Units (“RSUs”) awarded under the 2002 and 2007 Progress Energy Equity Incentive Plans. A unit of Common Stock does not represent an equity interest in Progress Energy, and possesses no voting rights, but is equal in economic value at all times to one share of Progress Energy Common Stock.

	Long-Term
	Compensation			PSSP
Officer	Program	MICP	PSSP	Deferred	MDCP	RSUs
William D. Johnson	—	1,711	146,294	—	1,059	66,001
Jeffrey L. Lyash	—	—	36,289	—	314	25,398
Mark F. Mulhern	—	3,853	28,308	2,452	—	20,942
Paula J. Sims	—	7,347	26,621	1,512	—	19,617
Lloyd M. Yates	—	2,672	36,132	6,376	158	25,325

TRANSACTIONS WITH RELATED PERSONS

     There were no transactions in 2009 and there are no currently proposed transactions involving more than $120,000 in which the Company or any of its subsidiaries was or is to be a participant and in which any of the Company’s directors, executive officers, nominees for director or any of their immediate family members had a direct or indirect material interest except for compensation earned pursuant to their employment agreements for services they provide to the Company and its affiliates.

     Our Parent’s Board of Directors has adopted policies and procedures for the review, approval or ratification of Related Person Transactions under Item 404(a) of Regulation S-K (the “Policy”), which is attached to this Proxy Statement as Exhibit A. Progress Energy’s Board has determined that its Corporate Governance Committee (the “Governance Committee”) is best suited to review and approve Related Person Transactions because that Committee oversees Progress Energy’s Board of Directors’ assessment of its independence. Progress Energy’s Governance Committee will review and may recommend to the Board amendments to this Policy from time to time.

     For the purposes of the Policy, a “Related Person Transaction” is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness (or any series of similar transactions, arrangements or relationships), in which Progress Energy (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest. The term “Related Person” is defined under the Policy to include our directors, executive officers, nominees to become directors and any of their immediate family members.

     Progress Energy’s general policy is to avoid Related Person Transactions. Nevertheless, Progress Energy recognizes that there are situations where Related Person Transactions might be in, or might not be inconsistent with, our best interests and those of our shareholders. These situations could include (but are not limited to) situations where we might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to Related Persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. In determining whether to approve or disapprove each Related Person Transaction,

PROXY STATEMENT

the Governance Committee considers various factors, including (i) the identity of the Related Person; (ii) the nature of the Related Person’s interest in the particular transaction; (iii) the approximate dollar amount involved in the transaction; (iv) the approximate dollar value of the Related Person’s interest in the transaction; (v) whether the Related Person’s interest in the transaction conflicts with his obligations to the Company and its shareholders; (vi) whether the transaction will provide the Related Person with an unfair advantage in his dealings with the Company; and (vii) whether the transaction will affect the Related Person’s ability to act in the best interests of the Company and its shareholders. The Governance Committee will only approve those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of their holdings and transactions in our securities and those of our Parent with the SEC and the NYSE. Based on our records and other information, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers with respect to the Company’s 2009 fiscal year were met, except as follows: James Scarola inadvertently failed to timely file a Form 4 related to the deferral, in 2009 and 2010, of portions of two awards granted under our Parent’s Management Incentive Compensation Plan. A Form 4 reporting both transactions was filed on March 16, 2010. Paula J. Sims inadvertently failed to file on a timely basis a Form 4 with respect to the deferral, in 2009, of a portion of an award granted under our Parent’s Management Incentive Compensation Plan. A Form 4 reporting the transaction was filed on March 16, 2010. Additionally, with regard to the Company’s 2010 fiscal year, each of Jeffrey A. Corbett, Vincent M. Dolan, William D. Johnson, Michael A. Lewis, Jeffrey J. Lyash, John R. McArthur, Mark F. Mulhern, James Scarola, Frank A. Schiller, Paula J. Sims, Jeffrey M. Stone and Lloyd M. Yates inadvertently failed to file on a timely basis a Form 4 with respect to the payout of performance units granted under our Parent’s Performance Share Sub-Plan. A Form 4 reporting the transaction was filed by each individual on March 11, 2010.

CODE OF ETHICS

     In keeping with the its commitment to sound corporate governance, the Board of Directors of Progress Energy has adopted a comprehensive written Code of Ethics that incorporates an effective reporting and enforcement mechanism. The Code of Ethics is applicable to all employees of Progress Energy and its subsidiaries, including our Chief Executive Officer, our Chief Financial Officer and our Controller. The Board has adopted Progress Energy’s Code of Ethics as its own standard. Board members, our officers and our employees certify their compliance with Progress Energy’s Code of Ethics on an annual basis.

     Progress Energy’s Code of Ethics is posted on our Parent’s Internet Web site, and can be accessed at www.progress-energy.com/investor.

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that none of the persons who served as directors for any portion of 2009 was, and none of the current directors or nominees for director is, independent, as that term is defined under the general independence standards contained in the listing standards of the NYSE because they are all employees of the Company and/or its affiliates. Neither the NYSE rules nor the SEC rules require our directors to be independent.

BOARD, BOARD COMMITTEE AND ANNUAL MEETING ATTENDANCE

     The Board of Directors is currently comprised of nine (9) members. The Board of Directors met four times in 2009. Average attendance of the directors at the meetings of the Board held in 2009 was 91 percent, and no directors attended less than 75 percent of all Board meetings held in 2009 except for Mr. Schiller, who, due to illness, did not attend one of the three meetings that were held during the time he served as a director. As a result, his average attendance was 67 percent.

Carolina Power & Light Proxy Statement

     Our Company expects all directors to attend its annual meetings of shareholders. All directors who were serving as directors as of May 13, 2009, the date of the 2009 Annual Meeting of Shareholders, attended that meeting.

BOARD COMMITTEES

     In conjunction with the restructuring of the Company’s Board in 2007 to include only employees of the Company and its affiliates, the Board determined that it was not necessary to establish committees of the Board. Therefore, the Company does not have a separately standing audit committee, compensation committee or nominating committee. The Board believes that this approach increases efficiency and permits the Company to better execute its business strategy.

     The full Board participates in the consideration of director nominees.

     The Organization and Compensation Committee of Progress Energy’s Board of Directors has been delegated authority on behalf of the Company to approve senior management compensation, including making senior executive compensation recommendations to our Board, as appropriate. The following individuals are members of the Organization and Compensation Committee of Progress Energy’s Board: Ms. E. Marie McKee—Chair, and Messrs. John D. Baker II, Harris E. DeLoach, Jr., James B. Hyler, Jr., Robert W. Jones, and John H. Mullin, III.

     The Audit and Corporate Performance Committee of Progress Energy’s Board is responsible for the pre-approval of audit and non-audit services provided to the Company by its independent registered accounting firm. The following individuals are members of the Audit and Corporate Performance Committee of Progress Energy’s Board: Ms. Theresa M. Stone—Chair, and Messrs. James E. Bostic, Jr., W. Steven Jones, Melquiades R. “Mel” Martinez, Charles W. Pryor, Jr., Carlos A. Saladrigas, and Alfred C. Tollison, Jr. Ms. Stone and Mr. Saladrigas have been designated by the Progress Energy Board of Directors as the “Audit Committee Financial Experts,” as that term is defined in the SEC rules.

Compensation Committee Interlocks and Insider Participation

     The Board does not have a compensation committee.

DIRECTOR NOMINATING PROCESS AND COMMUNICATIONS
WITH BOARD OF DIRECTORS

Director Candidate Recommendations and Nominations by Shareholders

     Shareholders should submit any director candidate recommendations in writing in accordance with the method described under “Communications with the Board of Directors” below. Any director candidate recommendation that is submitted by one of our shareholders will be acknowledged, in writing, by the Corporate Secretary. The recommendation will be promptly forwarded to the Chairman of the Board, who will place consideration of the recommendation on the agenda for the Board’s regular November meeting. The Board will discuss candidates recommended by shareholders at its November meeting, and will determine whether it will nominate a particular candidate for election to the Board.

     Additionally, in accordance with Section 10 of our By-Laws, any shareholder of record entitled to vote for the election of directors at the applicable meeting of shareholders may nominate persons for election to the Board of Directors if that shareholder complies with the notice procedure set forth in the By-Laws and summarized in “Future Shareholder Proposals” on page 64 of this Proxy Statement.

PROXY STATEMENT

Process for Identifying and Evaluating Director Candidates

     The full Board evaluates all director candidates, including those nominated or recommended by shareholders, in accordance with the Board’s qualification standards. The Board evaluates each candidate’s qualifications and assesses them against the perceived needs of the Board. Qualification standards for all Board members include: integrity; sound judgment; financial acumen; strategic thinking; ability to work effectively as a team member; demonstrated leadership; experience in a field of business; professional or other activities that bear a relationship to our mission and operations; appreciation of the business and social environment in which we operate; and an understanding of our responsibilities to shareholders, employees, customers and the communities we serve. The Company does not have a nominating committee.

Communications with the Board of Directors

     The Board has approved a process for shareholders to send communications to the Board. That process provides that shareholders can send communications to the Board to specified individual directors in writing c/o Frank A. Schiller, Corporate Secretary, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551.

     We screen mail addressed to the Board or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters relevant to the Company. Mail that satisfies these screening criteria is forwarded to the appropriate director.

BOARD DIVERSITY

     The Company’s Board does not have a separately standing nominating committee. Rather, the full Board participates in the consideration of director nominees. The Board does not have a policy with regard to the consideration of diversity in identifying director nominees; however, diversity and inclusion is an integral part of the Company’s culture. The Company recognizes that its success is dependent upon a sound corporate strategy and highly motivated employees who bring diverse perspectives, experiences and abilities to the workplace.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Board Leadership Structure

     Our By-Laws require the Board to appoint a Chief Executive Officer who shall also be either the Chairman, the Vice Chairman or the President of the Company. Currently, the Board believes that the Company’s interests are best served by separating the roles of Chairman and Chief Executive Officer. William D. Johnson serves as Chairman, and Lloyd M. Yates serves as President and Chief Executive Officer. Although the two roles are separate, the individuals who serve in the roles are both employees of the Company or its affiliates. Indeed, the Company’s Board is comprised entirely of employees of the Company or its affiliates. The Company believes that this structure simplifies the decision-making process, increases efficiency and permits the Company to better execute its business strategy. This is particularly beneficial for the Board at this time given the rapidly evolving nature of the energy industry and the complexity of the projects being undertaken by the Company, including the implementation of its coal-to-gas strategy.

     As a result of the restructuring of the Company’s Board in 2007, none of the current directors is independent, as that term is defined under the general independence standards contained in the listing standards of the NYSE, because they are all employees of the Company or its affiliates. Neither the NYSE rules nor the SEC rules require our directors to be independent. The Company does not have a Lead Director.

Carolina Power & Light Proxy Statement

Board’s Role in Risk Oversight

     Our Parent has established a risk management framework that is the backbone for risk management activities that occur across Progress Energy, including the Company. The framework establishes processes for identifying, measuring, managing and monitoring risk across our Parent and its subsidiaries. Our Parent also maintains an ongoing inventory that details risk types, the internal department that manages each type of risk and the Committees of our Parent’s Board that are involved in overseeing those activities. Progress Energy’s Chief Executive Officer and Senior Management have responsibility for assessing and managing the Company’s exposure to risk. In this regard, our Parent has established a Risk Management Committee, comprised of various senior executives, that provides guidance and direction in the identification and management of financial risks. The Company’s Board is not involved in the Company’s day-to-day risk management activities; however, the various Committees of our Parent’s Board are involved in different aspects of overseeing those activities.

     The Audit and Corporate Performance Committee of Progress Energy’s Board is responsible for ensuring that appropriate guidelines and controls are in place and reviews the framework for managing risk and adherence to that framework. The Audit Committee reviews and discusses with management our Parent’s guidelines and polices governing risk assessment and risk management.

     The Finance Committee of Progress Energy’s Board is responsible for the oversight of the Risk Management Committee Policy and Guidelines. It oversees the financial risks associated with guarantees, risk capital, corporate financing activities and debt structure. The Finance Committee ensures that dollar amounts and limits are managed within the established framework. The Finance Committee reports to the full Board of Progress Energy at least once a quarter.

     The Operations and Nuclear Oversight Committee of Progress Energy’s Board is charged with oversight of risks related to operations and environmental and health and safety issues.

     The Organization and Compensation Committee of Progress Energy’s Board is responsible for the oversight of risks that can result from personnel issues and misalignment between compensation and performance plans and the interests of Progress Energy’s shareholders.

     The enterprise risk management program is reviewed with Progress Energy’s Board on an annual basis. Progress Energy’s risk management framework is designed to enable our Parent’s Board to stay informed about and understand the key risks facing Progress Energy, including how those risks relate to the Company’s business and strategy, and the steps our Parent is taking to manage those risks.

PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

     This Compensation Discussion and Analysis (“CD&A”) relates to the compensation of the executive officers of the Company. The officers of the Company’s parent, Progress Energy, Inc. (the “Parent” or “Progress Energy”) also serve as officers and/or directors of various Progress Energy subsidiaries, including the Company. They have multiple responsibilities within and provide various services to Progress Energy and its subsidiaries. The total compensation of Progress Energy’s executive officers is designed to cover the full range of services they provide to Progress Energy and its subsidiaries. It is not the policy of Progress Energy to allocate compensation paid to its executive officers among the various subsidiaries in which they provide services. The Organization and Compensation Committee of Progress Energy’s Board of Directors (throughout this CD&A, the “Committee”) has been designated authority on behalf of the Company to approve senior management compensation, including making senior executive compensation recommendations to subsidiary boards, as appropriate.

     This CD&A has four parts. The first part describes our executive compensation philosophy and provides an overview of the compensation program and process. The second part describes each element of our executive compensation program. The third part describes how the Committee applied each element to determine the compensation paid to each of the named executive officers in the Summary Compensation Table on page 37 (the “named executive officers”) for the services they provided to us and our Parent in 2009. For 2009, the Company’s named executive officers were:
  William D. Johnson, Chairman;

  Mark F. Mulhern, Senior Vice President and Chief Financial Officer;

  Jeffrey J. Lyash, Executive Vice President – Corporate Development (formerly President and Chief Executive Officer, Progress Energy Florida, Inc. (PEF));

  Lloyd M. Yates, President and Chief Executive Officer; and

  Paula J. Sims, Senior Vice President – Power Operations.
     The fourth part consists of the Committee’s Report.

     Following the CD&A are the tables setting forth the 2009 compensation for each of the named executive officers, as well as a discussion concerning compensation for the members of the Company’s Board of Directors. Throughout this CD&A, the Company is at times referred to as “we,” “our” or “us.”

I. COMPENSATION PHILOSOPHY AND OVERVIEW

     Progress Energy is an integrated electric utility primarily engaged in the regulated utility business. As a wholly-owned subsidiary of Progress Energy, our executive compensation philosophy aligns with that of our Parent. It is designed to provide competitive and reasonable compensation consistent with the three key principles that we believe are critical to our long-term success as described below:
  Aligning the interests of shareholders and management. Progress Energy believes that its major shareholders invest in it because they believe it can produce average annual total shareholder return in the 7% to 10% range over the long term. Total shareholder return is defined as the stock price appreciation plus dividends over the period, divided by the share price at the beginning of the measurement period. Progress Energy’s investors do not expect or desire significant volatility in its stock price. Accordingly, our executive compensation program is designed to encourage management to lead our Company in a way that consistently produces earnings per share growth and a competitive dividend yield for our Parent.

Carolina Power & Light Proxy Statement
  Rewarding operating performance results that are consistent with reliable and efficient electric service. We believe that to achieve this goal over the long term, we must:
  deliver high levels of customer satisfaction;

  operate our systems reliably and efficiently;

  maintain a constructive regulatory environment;

  have a productive, engaged and highly motivated workforce;

  meet or exceed our operating plans and budgets;

  be a good corporate citizen; and

  produce value for our investors and Progress Energy’s investors.
     Therefore, we determine base salary levels and annual incentive compensation based on corporate performance in these areas, along with individual contribution and performance.
  Attracting and retaining an experienced and effective management team. The competition for skilled and experienced management is significant in the utility industry. We believe that the management of our business requires executives with a variety of experiences and skills. We expect the competition for talent to continue to intensify, particularly in the nuclear, renewable energy sources, and emerging technologies areas, as the industry enters a significant capital expenditure phase and the requirement for reliable and environmentally responsible generating capacity increases. To address this issue, we have designed market-based compensation programs that are competitive and are aligned with our and our Parent’s corporate strategy.
     Consistent with these principles, the Committee seeks to provide executive officers a compensation program that is competitive in the market place and provides incentives necessary to motivate executives to perform in the best interests of the Company, Progress Energy and our shareholders. The Committee also believes that it is in the best interests of our Parent and its shareholders to have skilled, engaged and high-performing executives who can sustain our Parent’s ongoing performance.

     In determining an individual executive officer’s compensation opportunity, the Committee believes that it must be competitive within the marketplace for each particular executive officer. As such, the compensation opportunities vary significantly from individual to individual based on the specific nature of the executive position. For example, our Parent’s Chief Executive Officer is responsible for the overall performance of Progress Energy and, as such, his position has a greater scope of responsibility than our Parent’s other executive positions and is benchmarked accordingly. From a market perspective, the position of chief executive officer receives a greater compensation opportunity than other executive positions. The Committee therefore sets our Parent’s Chief Executive Officer’s compensation opportunity at levels that reflect the responsibilities of his position and the Committee’s expectations.

PROXY STATEMENT

ASSESSMENT OF RISK

     Progress Energy is highly regulated at both the federal and state levels, and therefore significant swings in earnings performance or growth over time are less influenced by any particular individual or groups of individuals. We believe the variable components of our compensation program for executive officers do not incentivize excessive risk taking for the following reasons:
  Our incentive compensation practices do not reward the executive officers for meeting or exceeding volume or revenue targets.

  Our compensation program is evaluated annually for its effectiveness and consistency with our and our Parent’s goals without promoting excessive risk.

  Our compensation program appropriately balances short- and long-term incentives with approximately 60% of total target compensation for the executive officers provided in equity and focused on long-term performance.

  The Performance Share Sub-Plan (“PSSP”) rewards significant and sustainable performance over the longer term by focusing on three-year earnings per share growth and relative total shareholder return targets.

  The Management Incentive Compensation Plan (“MICP”) in effect for 2009 specifically focuses on earnings before interest, taxes, depreciation and amortization (“EBITDA”), and the MICP that is in effect for 2010 specifically focuses on legal entity net income, because we believe that these are appropriate measures to assess the intrinsic value of Progress Energy to determine whether it has been successful in its fundamental business.

  Our compensation programs are designed to make it difficult for any one person to meaningfully influence his or her own incentive award.

  The executive officers receive restricted stock units that generally have a three-year vesting period so that their upside potential and downside risk are aligned with that of our and our Parent’s shareholders and promote long-term performance over the vesting period.

  The executive officers are subject to stock ownership guidelines independently set by the Board to reflect the compensation program’s goals of risk assumption and sharing between executives and shareholders.
     We have determined that the compensation program for non-executive officers who are in senior management positions does not encourage excessive risk taking for all the reasons stated above.

Carolina Power & Light Proxy Statement

COMPENSATION PROGRAM STRUCTURE

     The table below summarizes the current elements of our executive compensation program.

Short- or
Long-Term
Element	Brief Description	Primary Purpose	Focus
Base Salary	Fixed compensation. Annual	Basic element of compensation and	Short-term
	merit increases reward	necessary to attract and retain.	(annual)
individual performance and
growth in the position.
Annual Incentive	Variable compensation based	Rewards operating performance	Short-term
	on achievement of annual	results that are consistent with	(annual)
	performance goals.	reliable and efficient electric service.
Long-Term Incentives —	Variable compensation based	Align interests of our and Progress	Long-term
Performance Shares	on achievement of long-term	Energy’s shareholders and
	performance goals.	management and aid in attracting
and retaining executives.
Long-Term Incentives —	Fixed compensation based on	Align interests of our and	Long-term
Restricted Stock/Restricted	target levels. Service-based	Progress Energy’s shareholders
Stock Units	vesting.	and management and essential in
attracting and retaining executives.
Supplemental Senior	Formula-based compensation,	Provides long-term retirement	Long-term
Executive Retirement Plan	based on salary, annual	benefit influenced by service and
	incentives and eligible years	performance. Aids in attracting
	of service.	and retaining executive officers.
Management Change-In-	Elements based on specific	Aligns interests of our and	Long-term
Control Plan	plan eligibility.	Progress Energy’s shareholders
and management and aids
in (i) attracting executives;
(ii) retaining executives during
transition following a change-
in-control; and (iii) focusing
executives on maximizing value
for shareholders.
Employment Agreements	Define Company’s	Aid in attracting and retaining	Long-term
	or Progress Energy’s	executives.
relationship with its
executives and provide
protection to each of the
parties in the event of
termination of employment.
Executive Perquisites	Personal benefits awarded	Aid in attracting and retaining	Short-term
	outside of base pay and	executives.	(annual)
incentives.
Other Broad-Based	Employee benefits such as	Basic elements of compensation	Both Short-
Benefits	health and welfare benefits,	expected in the marketplace.	and Long-term
	401(k) and pension plan.	Aid in attracting and retaining
executives.
Deferred Compensation	Provides executives with tax	Aids in attracting and retaining	Long-term
	deferral options in addition	executives.
to those available under our
qualified plans.

PROXY STATEMENT

     The Committee believes these various compensation program elements:
  link compensation with our and Progress Energy’s short- and long-term success by using operating and financial performance measures in determining payouts for annual and long-term incentive plans;

  align management interests with investor expectations by rewarding executives for delivering long-term total shareholder return;

  attract and retain executives by maintaining compensation that is competitive with Progress Energy’s peer group;

  foster effective teamwork and collaboration between executives working in different areas to support our core values, strategy and interests;

  comply in all material respects with applicable laws and regulations; and

  can be readily understood by us, the Committee, our executives and our shareholders, and therefore are effective in meeting our business objectives.
PROGRAM ADMINISTRATION

     Our executive compensation program is administered by the Committee, which is composed of six independent directors (as defined under the NYSE Corporate Governance Rules) of our Parent. Members of the Committee currently do not receive compensation under any compensation program in which our executive officers participate. For a discussion of director compensation, see the “Director Compensation” section on page 61 of this Proxy Statement.

     The Committee’s charter authorizes the Committee to hire outside consultants, and the Committee has no limitations on its ability to select and retain consultants as it deems necessary or appropriate. The Committee evaluates the performance of its compensation consultant annually to assess the consultant’s effectiveness in assisting the Committee with implementing the Company’s compensation program and principles. The Committee retained Hewitt Associates (“Hewitt”) as its independent executive compensation consultant to assist the Committee in meeting its compensation objectives for our Company. Under the terms of its engagement, in 2009 Hewitt reported directly to the Committee. In January 2010, Hewitt spun off its executive compensation practice into a separate entity named Meridian Compensation Partners, LLC (“Meridian”), an independent agency wholly-owned by its partners. Meridian reports directly to the Committee.

     The Committee relies on its compensation consultant to advise it on various matters relating to our executive compensation and benefits program. These services include:
  advising the Committee on general trends in executive compensation and benefits;

  summarizing developments relating to disclosure, risk assessment process and other technical areas;

  performing benchmarking and competitive assessments;

  assistance in designing incentive plans;

  performing financial analysis related to plan design and assisting the Committee in making pay decisions in light of results; and

  recommending appropriate performance metrics.

Carolina Power & Light Proxy Statement

Hewitt did not provide any services or products to the Company other than those provided to the Committee and related to the Company’s executive compensation and benefits program. Meridian solely provides executive compensation advisory services to the Committee and provides no other services to the Committee or the Company.

     Our executive officers meet with the compensation consultant to ensure the consultant understands our and our Parent’s business strategy. In addition, the executive officers ensure that the Committee receives administrative support and assistance, and make recommendations to the Committee to ensure that compensation plans are aligned with and support our Parent’s business strategy and meet the principles described above. John R. McArthur, our Executive Vice President, serves as management’s liaison to the Committee. Our executive officers and other Company employees provide the consultant with information regarding our executive compensation plans and benefits and how we administer them on an as-needed basis. William D. Johnson, our Parent’s Chief Executive Officer, is responsible for conducting annual performance evaluations of the other executive officers and making recommendations to the Committee regarding those executives’ compensation. The Committee conducts an annual performance evaluation of Mr. Johnson.

COMPETITIVE POSITIONING PHILOSOPHY

     The Committee’s compensation philosophy is to establish target compensation opportunities near the 50th percentile of the market, with flexibility to pay higher or lower amounts based on individual and corporate performance. The Committee believes that this philosophy is aligned with our executive compensation objective of linking pay to actual performance.

     When we set and benchmark compensation for our executives against a peer group, we focus on “target” compensation. Target compensation is the value of a pay opportunity as of the beginning of the year. For short-term incentives, this means the value of that incentive opportunity based on the target percentage of salary if our performance objectives are achieved. For example, our Parent’s Chief Executive Officer’s target incentive award opportunity is 85% of salary. This means if we reach our target financial objectives for the year, a target incentive award would likely be paid. Correspondingly, if performance should fall short or rise above these goals then the earned incentive award would typically be lesser or greater than target. In any event, target incentive opportunities are not a certainty but are a function of business results. For the performance shares, the ultimate value of any earned award is entirely a function of performance against the pre-established 3-year performance goals as well as the value of the underlying stock price. Also, for the restricted shares the value of any earned award is a function of extended service and the value of the underlying stock price. The target value is not a certainty but only the value of the opportunity.

     What ultimately might be earned from either short- or long-term incentives is a function of performance and extended service. We do not benchmark realized values from our programs. With respect to our variable pay programs it is generally not the Company’s purpose to deliver comparable pay outcomes since outcomes can differ by company based on their performance. Our general compensation objective is to deliver comparable pay opportunities. Realized results will then be a significant function of performance and extended service. This is a common convention among companies; nonetheless, it is an important context to consider when reviewing the remainder of this CD&A where regular references to targets and/or grant date values for our compensation programs appear.

     Our Parent, a regulated electric utility holding company, is considered to be part of the broader industry classification of electric utilities. Our Parent is included in several well-publicized indices, including the S&P Electric Index and the Philadelphia Utility Index. Over the past decade, as deregulation has occurred in several geographic areas of the United States, the investor community has separated the utility industry into a number of subsectors. The two main themes of separation are the aspect of the value chain in which the company participates (generation, transmission and/or delivery), and how much of its business is governed by rate-of-return regulation as opposed to competitive markets. Thus, the industry now has subsectors identified frequently as competitive merchant, regulated delivery, regulated integrated, and unregulated integrated (typically state-regulated delivery and unregulated generation). Each of these subsectors typically differs in financial performance and market valuation characteristics such as earnings multiples, earnings growth prospects and dividend yields.

PROXY STATEMENT

     Our parent generally is identified as being in the regulated integrated subsector. This means our Parent and its peer companies are primarily rate-of-return regulated, operate in the full range of the value chain, and typically have requirements to serve all customers under state utility regulations. Other companies that are similar to us from a business model perspective and that are generally categorized in our subsector include companies like Southern Company, Duke Energy, SCANA, Xcel and PG&E. The Committee, therefore, monitors companies like these in comparing and evaluating our Parent’s financial performance for investors and compensation for executives.

     On an annual basis, the Committee’s compensation consultant provides the Committee with a written analysis comparing base salaries, target annual incentives and the grant date value of long-term incentives of our executive officers to compensation opportunities provided to executive officers of our Parent’s peers. For 2009, the Committee approved the use of the same peer group of 18 integrated utilities used in the prior year (that is, utilities that have transmission, distribution and generation assets) (the “Benchmarking Peer Group”). The Benchmarking Peer Group was chosen based primarily on revenues. These companies would likely be companies with which we primarily compete for executive talent. The table below lists the companies in the Benchmarking Peer Group.

Allegheny Energy, Inc.	Edison International	Pinnacle West Capital Corporation
Ameren Corporation	Entergy Corporation	PPL Corporation
American Electric Power Co., Inc.	Exelon Corporation	SCANA Corporation
Dominion Resources, Inc.	FirstEnergy Corporation	Southern Company
DTE Energy Company	FPL Group, Inc.	TECO Energy, Inc.
Duke Energy Corporation	PG&E Corporation	Xcel Energy, Inc.

     The Committee will annually evaluate the Benchmarking Peer Group to ensure that it remains appropriate for compensation comparisons.

SECTION 162(m) IMPACTS

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits, with certain exceptions, the amount a publicly held company may deduct each year for compensation over $1 million paid or accrued with respect to its chief executive officer and any of the other three most highly compensated officers (excluding the chief financial officer). Certain performance-based compensation is, however, specifically exempt from the deduction limit. To qualify as performance-based, compensation must be paid pursuant to a plan that is:
  administered by a committee of outside directors;

  based on achieving objective performance goals; and

  disclosed to and approved by the shareholders.
     The Committee considers the impact of Section 162(m) when designing executive compensation elements and attempts to minimize nondeductible compensation. Our Parent received shareholder approval of the Progress Energy 2009 Executive Incentive Plan (the “EIP”), an annual cash incentive plan for our Parent’s named executive officers, at its 2009 Annual Meeting of Shareholders. The MICP and EIP were designed to work together to enable the Company to preserve the tax deductibility of incentive awards under Section 162(m) of the Internal Revenue Code, as amended, to the extent practicable. The sole purpose of the EIP is to preserve the tax deductibility of incentive awards that are qualified performance-based compensation.

Carolina Power & Light Proxy Statement

STOCK OWNERSHIP GUIDELINES

     To align the interests of our executives with the interests of our Parent’s shareholders, Progress Energy’s Board of Directors utilizes stock ownership guidelines for all executive officers. The guidelines are designed to ensure that our management maintains a significant ownership stake in Progress Energy. The guidelines require each senior executive to own a multiple of his or her base salary in the form of Progress Energy common stock generally within five years of assuming his or her position. The required levels of ownership are designed to reflect the level of responsibility that the executive positions entail.

     Each year, the Committee benchmarks both the position levels and the multiples in our guidelines against those of the Benchmarking Peer Group and general industry designs. The benchmarking for 2009 indicated that the Company’s guidelines were “at market” with respect to ownership levels, the types of equity that count toward ownership, and the timeframe for compliance. The stock ownership guidelines for Progress Energy’s executive officer positions are shown in the table below:

Position Level	Stock Ownership Guidelines
Chief Executive Officer	5.0 times Base Salary
Chief Operating Officer	4.0 times Base Salary
Chief Financial Officer	3.0 times Base Salary
Presidents/Executive Vice Presidents/Senior Vice Presidents	3.0 times Base Salary

     For purposes of meeting the applicable guidelines, the following are considered as common stock owned by an executive: (i) shares owned outright by the executive; (ii) stock held in any defined contribution, Employee Stock Ownership Plan or other stock-based plan; (iii) phantom stock deferred under an annual incentive or base salary deferral plan; (iv) stock earned and deferred in any long-term incentive plan account; (v) restricted stock awards and restricted stock units; and (vi) stock held in a family trust or immediate family holdings.

     As of February 23, 2010, our named executive officers were in compliance with the guidelines (see Management Ownership table on page 8 of this Proxy Statement for specific details).

II. ELEMENTS OF COMPENSATION

     The various elements of our executive compensation program described above under the caption “Compensation Program Structure” on page 17 are designed to meet the three key principles described under the caption “Compensation Philosophy and Overview” on page 14 of this Proxy Statement. We have designed an allocation of long-term to short-term compensation that reflects the job responsibilities of the executive, provides an incentive for the executive to maximize his or her contribution to the Company, and is consistent with market practices. In general, we believe that the more senior an executive’s position, the greater responsibility and influence he or she has regarding the long-term strategic direction of the Company. Thus, Progress Energy’s Chief Executive Officer’s target long-term compensation is designed to account for approximately two-thirds of his total compensation package (i.e., base salary, target annual incentives, and long-term incentives). By comparison, Senior Vice Presidents’ target long-term compensation is designed to constitute approximately one-half of their total target compensation packages. Under this approach, executives who bear the most responsibility for and influence over Progress Energy’s long-term performance receive compensation packages that provide greater incentives to achieve Progress Energy’s long-term objectives.

PROXY STATEMENT

     The table below shows the mix of short-term and long-term incentive awards to each named executive officer for 2009. Percentages for incentives are expressed as a percentage of base salary. Additional elements of compensation are discussed further in this section.

			Long-Term Incentive
		Short-Term	Targets as a Percentage
		(annual)	of Salary		Total
Named Executive	Base Salary	Incentive	Performance	Restricted	Incentive
Officer	(as of 1/1/10)	Target1	Shares2	Stock	Target
William D. Johnson	$990,000	85%	233%	117%	435%
Mark F. Mulhern	$425,000	55%	117%	58%	230%
Jeffrey J. Lyash	$453,000	55%	117%	58%	230%
Lloyd M. Yates	$448,000	55%	117%	58%	230%
Paula J. Sims	$370,000	45%	100%	50%	195%

     1 Annual incentive awards can range from 0%-200% of target percentages noted above.

     2 Payout opportunities can range from 0%-200% of grant.

     To assess overall compensation, the Committee utilizes tally sheets that provide a summary of the elements of compensation for each senior executive. The tally sheets indicate target and actual pay earned. They also summarize potential retirement benefits at age 65, current equity holdings, and potential value from severance.

1. BASE SALARY

     The primary purpose of base salaries is to provide a basic element of compensation necessary to attract and retain executives. Base salary levels are established based on data from the Benchmarking Peer Group identified above and consideration of each executive officer’s skills, experience, responsibilities and performance. Market compensation levels are used to assist in establishing each executive’s job value (commonly called the “midpoint” at other companies). Job values serve as the market reference for determining base salaries.

     Each year, the compensation consultant provides the market values for our executive officer positions. Based, in part, on these market values and, in part, on the executives’ achievement of individual and Company goals, our Parent’s Chief Executive Officer then recommends to the Committee base salary adjustments for our executive officers (excluding himself). The Committee reviews the proposed base salaries, adjusts them as it deems appropriate based on the executives’ achievement of individual and Company goals and market trends that result in changes to job values, and approves them in the first quarter of each year. The Committee meets in executive session with the compensation consultant to review and establish our Parent’s Chief Executive Officer’s base salary.

     The Committee’s compensation philosophy is to consider market values near the 50th percentile of the Benchmarking Peer Group. The Committee may choose to set base salaries at a higher percentile of the market to address such factors as competition, retention, succession planning, and the uniqueness and complexity of a position; however, on average, base salaries of the named executive officers for 2009 were approximately 10% below those of the Benchmarking Peer Group. While our current named executive officers have significant experience and tenure with the Company, they, as a group, do not have significant tenure in their current positions. The Committee expects that over time, the average base salary percentile will continue to target the market median. We discuss how individual named executive officers’ base salaries compare to the targeted benchmark in “2009 COMPENSATION DECISIONS” on page 32 below.

2. ANNUAL INCENTIVE

     Progress Energy sponsors the MICP, an annual cash incentive plan, in which our executives, managers and supervisors participate. The Company includes managers and supervisors in the MICP to increase accountability for all levels of the Company’s management team and to better align compensation with management performance. Annual incentive opportunities are provided to executive officers to promote the achievement of annual performance

Carolina Power & Light Proxy Statement

objectives. MICP targets are based on a percentage of each executive’s base salary and are intended to offer target award opportunities that approximate the 50th percentile of the market for Benchmarking Peer Group. For 2009, all MICP targets for our named executive officers were at or below the 50th percentile.

     Each year, the Committee establishes the threshold, target and outstanding levels for the performance measures applicable to the named executive officers. The 2009 MICP performance measures were our Parent’s ongoing earnings per share (EPS) and business unit EBITDA for the Company and PEF as shown in the table below:

MICP Financial Performance Goals
(in millions except EPS)	Threshold	Target	Outstanding
Progress Energy EPS	$2.86	$3.06	$3.16
Company EBITDA	$1,630	$1,685	$1,715
PEF EBITDA	$1,060	$1,100	$1,115

     The MICP’s performance targets are designed to align with our financial plan and are intended to appropriately motivate the executive officers to achieve the desired corporate financial objectives. The potential MICP funding for each performance measure is 50% at threshold, 100% at target and 200% at outstanding (maximum). Interpolation occurs when actual performance is between the identified levels. Each performance measure is assigned a weight based on the relative importance of that measure to Progress Energy’s performance. During the year, updates are provided to the Committee on the Company’s performance as compared to the performance measures. Effective January 1, 2010, the legal entity EBITDA performance measure was replaced by legal entity net income. This new performance measure was implemented as a result of Progress Energy’s desire to increase its legal entity focus on net income results. Net income results include certain regulatory decisions and key costs that are part of achieving EPS targets in managing a capital-intensive utility business.

     The determination of the annual MICP award that each named executive officer receives has two steps: 1) funding the MICP awards based on the performance as compared to the financial goals specified above; and 2) determining individual MICP awards. First, the Committee determines the total amount that will be made available to fund MICP awards to managers and executives, including the named executive officers. To determine the total amount available to fund all MICP awards, our Parent calculates an amount for each MICP participant by multiplying each participant’s base salary by a performance factor (based on the sum of a participant’s weighted target award achievements). The performance factor ranges between 0 and 200% of a participant’s target award, depending upon the results of each applicable performance measure. The sum of these amounts for all participants is the total amount of funds available to pay to all participants, including the named executive officers. For 2009, the named executive officers’ performance measures under the MICP were weighted among earnings per share and EBITDA as follows:

		Performance Measures
		(Relative Percentage Weight)
		Progress
		Energy’s
Named Executive	Target	Earnings Per	Company	PEF
Officer	Opportunity	Share	EBITDA	EBITDA
William D. Johnson	85%	100%	—	—
Mark F. Mulhern	55%	100%	—	—
Jeffrey J. Lyash (through July 5, 2009)	55%	45%	—	55%
Jeffrey J. Lyash (effective July 6, 2009)1	55%	35%	32.5%	32.5%
Lloyd M. Yates	55%	45%	55%	—
Paula J. Sims	45%	35%	32.5%	32.5%

     1 Mr. Lyash’s performance measure opportunities and relative weights under the MICP were adjusted effective July 6, 2009, to reflect his becoming the Company’s Executive Vice President – Corporate Development.

PROXY STATEMENT

     Second, the Committee utilizes discretion to determine the MICP award to be paid to each executive. This determination is based on the executive’s target award opportunity, the degree to which the Company achieved certain goals, and the executive’s individual performance based on achieving individual goals and operating results.

     As allowed by the MICP, the Committee uses discretion to adjust funding amounts up or down depending on factors that it deems appropriate, such as storm costs and other nonrecurring items including impairments, restructuring costs, and gains/losses on sales of assets. The Committee uses ongoing earnings per share as defined and reported by Progress Energy in its annual earnings release. Based on management’s recommendations, with respect to 2009, the Committee exercised discretion for the three performance measures—Progress Energy’s earnings per share, Company EBITDA, and PEF EBITDA. The Committee approved adjusting Progress Energy’s earnings per share results upward by $0.04 to account for storm costs and investment gains on certain employee benefit trusts. The Committee approved adjusting the Company EBITDA results for the decline in residential, commercial, and industrial retail usage due to weak economic conditions, favorable weather, and storm costs for a net upward adjustment of $72 million. The Committee also approved adjusting the PEF EBITDA downward by $52 million to reflect the impact of favorable weather and pension expense amortization. These adjustments resulted in Progress Energy’s earnings per share, PEC EBITDA and PEF EBITDA performance at 93%, 68% and 107% of target, respectively.

     The Committee may reduce but cannot increase the amount payable to a participant according to business factors determined by the Committee, including the performance measures under the MICP. Awards are earned based upon the achievement of performance measures approved by the Committee under the MICP.

3. LONG-TERM INCENTIVES

     The 2007 Equity Incentive Plan (the “Equity Incentive Plan”) was approved by Progress Energy’s shareholders in 2007 and allows the Committee to make various types of long-term incentive awards to Equity Incentive Plan participants, including the named executive officers. The awards are provided to the named executive officers to align the interests of each executive with those of our and our Parent’s shareholders. Long-term incentive awards are intended to offer target award opportunities that approximate the 50th percentile of the peer group. Currently, the Committee utilizes only two types of equity-based incentives: restricted stock units and performance shares.

     The Committee has determined that to accomplish our compensation program’s purposes effectively, equity-based awards should consist of one-third restricted stock units and two-thirds performance shares. This allocation reflects the Committee’s strategy of utilizing long-term incentives to retain officers, align officers’ interests with those of our and our Parent’s shareholders and drive specific financial performance. Performance shares are intended to focus executive officers on the multi-year sustained achievement of financial and shareholder value objectives. Restricted stock units are service-based and provide an opportunity for the executive officer’s interests to be further aligned with shareholder interests if the executive remains with the Company long enough for the restricted stock units to vest.

     The table below shows the 2009 long-term incentive targets for each of the named executive officer’s positions.

Long-Term Incentive Award Target1

		Restricted Stock
	Performance Shares	Units
	Target Award	Target Award
Position2	2009	2009
Chief Executive Officer	233%	117%
Executive Vice President	117%	58%
Chief Financial Officer	117%	58%
Presidents, PEC and PEF	117%	58%
Senior Vice Presidents	100%	50%

Carolina Power & Light Proxy Statement

     1 Target award amounts are expressed as percentages of base salaries for the listed positions.

     2 Position held at Progress Energy, Inc. unless otherwise noted.

     In determining long-term incentive targets, the Committee may choose to establish targets at a higher percentile of the market to address such factors as competition, retention, succession planning and the uniqueness and complexity of a position; however, on average, the targets established for the named executive officers for 2009 were 15% lower than comparable aggregate long-term incentive opportunities of our peer group. The Committee expects that, over time, the long-term incentive opportunities will continue to approximate the 50th percentile of the peer group. We discuss how individual named executive officers’ long-term incentive targets compared to the targeted benchmarks in “2009 COMPENSATION DECISIONS” on page 32 below. Grants of equity-based awards typically occur in the first quarter, after the annual earnings release. This timing allows current financial information to be fully disclosed and publicly available prior to any grants.

     After October 2004, Progress Energy ceased granting stock options. All previously granted stock options remain valid in accordance with their terms and conditions.

Performance Shares

     The PSSP authorizes the Committee to issue performance shares to executives as selected by the Committee in its sole discretion. The value of a performance share is equal to the value of a share of Progress Energy’s common stock, and earned performance share awards are paid in Progress Energy common stock. The performance period for a performance share is the three-consecutive-calendar-year period beginning in the year in which it is granted. The closing stock price on the last trading day of the year prior to the beginning of the performance period is used to calculate the number of performance shares granted to each participant in that performance period. The Committee may exercise discretion in determining the size of each performance share grant, with the maximum grant size at 125% of target. In 2009, the Committee did not exercise this discretion with respect to any grant of the named executive officers.

2007 Performance Share Sub-Plan

     The PSSP, as redesigned in 2007 (the “2007 PSSP”), provides for an adjusted measure of total shareholder return to be utilized as the sole measure for determining the amount of a performance share award upon vesting. The Committee and management designed the total shareholder return performance measure to be calculated assuming a constant price to earnings ratio, which was set at the beginning of each performance period. The performance measure also uses Progress Energy’s publicly reported ongoing earnings as the earnings component for determining performance share awards. The Committee chose this method, which we will refer to as “Total Business Return,” as the sole performance measure to support its desire to better align the long-term incentives with the interests of our Parent’s shareholders and to emphasize our focus on dividend and earnings per share growth. The performance measure for the 2007 and 2008 performance share grants made under the 2007 PSSP are shown in the table below.

	Threshold	Target	Outstanding
2007 Total Business Return*	5%	8%	≥10.5%
2007 Percentage of Target Award Earned	50%	100%	200%
2008 Total Business Return*	5%	8%	≥11%
2008 Percentage of Target Award Earned	25%	100%	200%

     * Total shareholder return, adjusted to reflect a constant price to earnings ratio set at January 1 of the grant year and to reflect Progress Energy’s ongoing earnings per share for each year of the performance period.

     Additionally, the Committee retained the discretion to reduce the number of performance shares awarded if it determines that the payouts resulting from the Total Business Return do not appropriately reflect the Company’s actual performance.

PROXY STATEMENT

     In 2007, the Committee approved a transition plan designed to bridge the prior long-term incentive plan to the redesigned long-term incentive plan. Under the transition plan, the Committee awarded interim grants of performance units to our officers (the “Transitional Grants”). The Transitional Grants were determined using the same Total Business Return measure as the annual grants described above.

     The Transitional Grants included a grant that vested in 2009. The size of the grant awarded to each of the named executive officers was equal to such officer’s revised PSSP long-term incentive target for 2007. The transition plan provides that any award from the Transitional Grants vesting in 2009 will be reduced by awards, if any, from the outstanding 2006 performance share grants vesting in 2009. Based on the performance results calculated under the terms of the 2006 PSSP, Progress Energy did not make a payment in 2009 in connection with the performance shares that were issued in 2006. Under the terms of the Transitional Grants, the actual payout opportunity ranges from 0% to 200% of the grant, based on performance. In 2009, the Committee approved a payout of 100% of the target value for the Transitional Grant that vested in 2009.

2009 Performance Share Sub-Plan (the “2009 PSSP”)

     In early 2009, the Committee, along with its executive compensation consultant, concluded that the PSSP should be modified to further align it with the prevailing structure of long-term incentive plans of other highly regulated utility companies and to improve its alignment with our and our Parent’s goals. The 2009 PSSP continues to be based on a three-year performance period, and performance shares accrue quarterly dividend equivalents, which are reinvested in additional shares. Shares vest on January 1 following the end of the performance period and are paid out in Progress Energy Common Stock provided the performance measures have been met.

     The modifications to the 2009 PSSP use two equally weighted performance measures: relative total shareholder return (TSR) and earnings growth. By using a combination of relative (TSR) and absolute (earnings growth) performance measures, the 2009 PSSP allows the Committee to consider Progress Energy’s performance as compared to the PSSP Peer Group (as defined below), and management’s achievement of internal goals. TSR is defined as the appreciation or depreciation in the value of the stock, plus dividends paid during the year, divided by the closing value of the stock on the last trading day of the preceding year. The relative TSR performance is calculated using Progress Energy’s three-year annualized TSR ranked against the PSSP Peer Group (as defined below). This component of the PSSP award is based on Progress Energy’s relative TSR percentile ranking. However, regardless of the relative ranking, if Progress Energy’s TSR is negative for the performance period, no award above the threshold can be earned. The table below shows the percent of target awards that may be earned based on Progress Energy’s relative TSR percentile ranking:

Performance and Award Structure (50%)
Percentile Ranking		Percent of Target Award Earned
80	th	200%
50	th	100%
40	th	50%
<40	th	0%

     The Committee selected a peer group for the PSSP awards comprised of highly regulated companies with a business strategy similar to our Parent’s based on a percentage of regulated earnings (the “PSSP Peer Group”). These companies have a significant amount of their earnings generated from regulated assets. In addition, the PSSP Peer Group was selected based on other factors including revenues, market capitalization, enterprise value and percent of regulated earnings. The table below lists the companies in the PSSP Peer Group.

Alliant Energy Corporation	Great Plains Energy, Inc.	SCANA Corporation
American Electric Power, Inc.	NV Energy, Inc.	Southern Company
Consolidated Edison, Inc.	PG&E Corporation	Westar Energy, Inc.
DPL, Inc.	Pinnacle West Capital Corporation	Wisconsin Energy Corp.
Duke Energy Corporation	Portland General Electric Company	Xcel Energy, Inc.

Carolina Power & Light Proxy Statement

     The PSSP Peer Group differs from the Benchmarking Peer Group the Committee uses for purposes of benchmarking compensation. The Benchmarking Peer Group is a broader group that represents those companies with which we primarily compete for executive talent and includes companies that are not regulated integrated utilities. The Committee believes that for purposes of our long-term incentive plan, it is more appropriate to use the PSSP Peer Group comprised of companies that derive a significant percentage of their earnings from regulated businesses.

     Earnings growth is based on Progress Energy’s ongoing annual EPS. The ongoing EPS is determined in accordance with Progress Energy’s “Policy for Press Release Earnings Disclosure.” The earnings growth component of the PSSP award is based on the Company’s earnings growth performance as measured against pre-established goals set at the beginning of the performance period. The table below shows the percent of target awards that may be earned based on Progress Energy’s earnings growth performance:

Performance and Award Structure (50%)
	Three-Year Average Ongoing	Percent of Target Award
Performance	EPS Growth	Earned
Threshold	2%	50%
Target	4%	100%
Maximum	6%	200%

Restricted Stock and Restricted Stock Units

     The restricted stock component of the current long-term incentive program helps us retain executives and aligns the interests of management with those of our shareholders and management by rewarding executives for increasing shareholder value. In 2007, the Committee began issuing restricted stock units rather than restricted stock. The restricted stock units provide the same incentives and value as restricted stock, but are more flexible and cost effective for the Company. Executive officers typically receive a grant of service-based restricted stock units in the first quarter of each year which are subject to a three-year graded vesting schedule. The size of each grant is based on the executive officer’s target and determined using the closing stock price on the last trading day prior to the Committee’s action. The Committee establishes target levels based on the peer group information discussed under the caption “Competitive Positioning Philosophy” on page 19 above. The 2009 restricted stock unit targets for the named executive officer positions are shown in the “Long-Term Incentive Award Target” table on page 24 above. The restricted stock units pay quarterly cash dividend equivalents equal to the amount of any dividends paid on our Parent’s common stock. The Committee believes that the service-based nature of restricted stock units is effective in retaining an experienced and capable management team.

     To further accent the retention quality of the Equity Incentive Plan and to recognize the contribution of the officer team, including the named executive officers, the Committee may also issue in its discretion service-based ad hoc grants of restricted stock units to executives. Ad hoc grants awarded by the Committee during 2009 are discussed in “2009 COMPENSATION DECISIONS” on page 32 below.

4. SUPPLEMENTAL SENIOR EXECUTIVE RETIREMENT PLAN

     The Supplemental Senior Executive Retirement Plan (“SERP”) sponsored by Progress Energy provides a supplemental, unfunded pension benefit for executive officers who have at least 10 years of service and at least three years of service on our Senior Management Committee. Currently, 11 executive officers participate in the SERP. The SERP is designed to provide pension benefits above those earned under our qualified pension plan. Current tax laws place various limits on the benefits payable under our qualified pension, including a limit on the amount of annual compensation that can be taken into account when applying the plan’s benefit formulas. Therefore, the retirement incomes provided to the named executive officers by the qualified plans generally constitute a smaller percentage of final pay than is typically the case for other Company employees. To make up for this shortfall and to maintain the market-competitiveness of our Parent’s executive retirement benefits, our Parent maintains the SERP for executive officers, including the named executive officers.

PROXY STATEMENT

     The SERP defines covered compensation as annual base salary plus the annual cash incentive award. The qualified plans define covered compensation as base salary only. The Committee believes it is appropriate to include annual cash incentive awards in the definition of covered compensation for purposes of determining pension plan benefits for the named executive officers to ensure that the named executive officers can replace in retirement a similar portion of total compensation as replaced for other employees who participate in Progress Energy’s pension plan. This approach takes into account the fact that base pay alone comprises a relatively smaller percentage of a named executive officer’s total compensation than of other Company employees’ total compensation.

     The Committee believes that the SERP is a valuable and effective tool for attraction and retention due to its vesting requirements and its significant benefit. It is also a common tool among the Benchmarking Peer Group and utilities in general. Total years of service attributable to an eligible executive officer may consist of actual or deemed years. The Committee grants deemed years of service on a case-by-case basis depending upon our need to attract and retain a particular executive officer. All of our named executive officers are fully vested in the SERP.

     Payments under the SERP are made in the form of an annuity, payable at age 65. The monthly SERP payment is calculated using a formula that equates to 4% per year of service (capped at 62%) multiplied by the average monthly eligible pay for the highest completed 36 months of eligible pay within the preceding 120-month period. Eligible pay includes base salary and annual incentive. (For those executives who became SERP participants on or after January 1, 2009, the target benefit percentage is 2.25% rather than 4% per year of service. None of the named executive officers for 2009 is subject to the new benefit percentage.) Benefits under the SERP are fully offset by Social Security benefits and by benefits paid under our Parent’s qualified pension plan. An executive officer who is age 55 or older with at least 15 years of service may elect to retire and commence his or her SERP benefit prior to age 65. The early retirement benefit will be reduced by 2.5% for each year the participant receives the benefit prior to reaching age 65.

5. MANAGEMENT CHANGE-IN-CONTROL PLAN

     Our Parent sponsors a Management Change-In-Control Plan (the “CIC Plan”) for selected employees. The purpose of the CIC Plan is to retain key management employees who are critical to the negotiation and subsequent success of any transition resulting from a change-in-control (“CIC”) of our Parent. Providing such protection to executive officers in general minimizes disruption during a pending or anticipated CIC. Under our CIC Plan, our Parent generally defines a CIC as occurring at the earliest of the following:
  the date any person or group becomes the beneficial owner of 25% or more of the combined voting power of our Parent’s then outstanding securities; or

  the date a tender offer for the ownership of more than 50% of our Parent’s then outstanding voting securities is consummated; or

  the date our Parent consummates a merger, share exchange or consolidation with any other corporation or entity, regardless of whether our Parent is the surviving company, unless our Parent’s outstanding securities immediately prior to the transaction continue to represent more than 60% of the combined voting power of the outstanding voting securities of the surviving entity immediately after the transaction; or

  the date, when, as a result of a tender offer, exchange offer, proxy contest, merger, share exchange, consolidation, sale of assets or any combination of the foregoing, the directors serving as of the effective date of the change-in-control plan, or elected thereafter with the support of not less than 75% of those directors, cease to constitute at least two-thirds (2/3) of the members of Progress Energy’s Board of Directors; or

Carolina Power & Light Proxy Statement
  the date that our Parent’s shareholders approve a plan of complete liquidation or winding-up or an agreement for the sale or disposition by our Parent of all or substantially all of its assets; or

  the date of any other event that Progress Energy’s Board of Directors determines should constitute a CIC.
     The purposes of the CIC Plan and the levels of payment it provides are designed to:
  focus executives on maximizing shareholder value;

  ensure business continuity during a transition and thereby maintain the value of the acquired company;

  allow executives to focus on their jobs by easing termination concerns;

  demonstrate our Parent’s commitment to its executives;

  reward executives for their role in executing a transition and, if appropriate, align awards with the new company’s performance;

  recognize the additional stress, efforts and responsibilities of employees during periods of transition; and

  keep executives in place and provide them with severance only if a CIC transaction is completed.
     The Committee has the sole authority and discretion to designate employees and/or positions for participation in the CIC Plan. The Committee has designated certain positions, including all of the named executive officer positions, for participation in the CIC Plan. Participants are not eligible to receive any of the CIC Plan’s benefits absent both a CIC of our Parent and an involuntary termination of the participant’s employment without cause, including voluntary termination for good reason. Good reason termination includes changes in employment circumstances such as:
  a reduction of base salary or incentive targets;

  certain reductions in position or scope of authority;

  a significant change in work location; or

  a breach of provisions of the CIC Plan.
     Rather than allowing benefit amounts to be determined at the discretion of the Committee, the CIC Plan has specified multipliers designed to be attractive to the executives and competitive with current market practices. With the assistance of its executive compensation and benefits consultant, the Committee has reviewed the benefits provided under the CIC Plan to ensure that they meet our Parent’s needs, are reasonable and fall within competitive parameters. The Committee has determined that the current multipliers are needed for the CIC Plan to be effective at meeting the goals described above.

     The CIC Plan provides separate tiers of severance benefits based on the position a participant holds within our Parent. The continuation of health and welfare benefits coverage and the degree of excise tax gross-up for terminated participants align with the length of time during which they will receive severance benefits.

PROXY STATEMENT

     The following table sets forth the key provisions of the CIC Plan benefits as it relates to our named executive officers:

	Tier I	Tier II
Eligible Positions	Chief Executive Officer, Chief Operating Officer, Presidents and Executive Vice Presidents	Senior Vice Presidents

Cash Severance	300% of base salary and annual incentive1	200% of base salary and annual incentive1

Health & Welfare Coverage Period	Coverage up to 36 months	Coverage up to 24 months

Gross-ups	Full gross-up of excise tax	Conditional gross-up of excise tax

     1 The cash severance payment will be equal to the sum of the applicable percentage of annual base salary and the greater of the average of the participant’s annual incentive award for the three years immediately preceding the participant’s employment termination date, or the participant’s target annual incentive award for the year the participant’s employment with the Company terminates.

     Additionally, the following benefits are potentially available to named executive officers upon a CIC of our Parent.

Benefit	Description
Annual Incentive	100% of target incentive in year of CIC
Restricted Stock Agreements	Restrictions are fully waived on all outstanding grants upon termination

Performance Share Sub-Plan	Outstanding awards vest as of the termination date

Stock Option Agreements	Rights dependent upon whether option has been assumed by successor
Supplemental Senior Executive Retirement Plan	Participant shall be deemed to have met minimum service requirements for benefit purposes, and participant shall be entitled to payment of benefit under the SERP

Deferred Compensation	Entitled to payment of accrued benefits in all accrued nonqualified deferred compensation plans

Split-Dollar Life Insurance Policies1	We pay all premiums due under a split-dollar life insurance arrangement under which the terminated participant is the insured for a period not to exceed the applicable period of either 36 (Tier I) or 24 (Tier II) months

     1 Prior to 2003, Progress Energy sponsored an executive split-dollar life insurance program. The plan provided life insurance coverage approximately equal to three times salary for executive officers. During 2003, Progress Energy discontinued our executive split-dollar program for all future executives and discontinued our payment of premiums on existing split-dollar policies for senior executives in response to the Internal Revenue Service’s final split-dollar regulations and the Sarbanes-Oxley Act of 2002. In 2008 the Committee authorized Progress Energy’s Chief Executive Officer to terminate the executive split-dollar program. The Plan was terminated effective January 1, 2009. All named executive officers surrendered their policies for cash value. Surrender proceeds were issued in January 2009.

     In the event of a change-in-control of our Parent, each named executive officer can receive the greater of benefits provided under the CIC Plan or severance benefits provided under his employment agreement, but not both. The tables captioned “Potential Payments Upon Termination,” on pages 51 through 60 below show the potential payments each of our named executive officers would receive in the event of a CIC of our Parent.

     The CIC Plan also permits the Progress Energy Board to establish a nonqualified trust to protect the benefits of the impacted participants. This type of trust generally is established to protect nonqualified and/or deferred compensation against various risks such as a CIC or a management change-of-heart. Any such trust the Board establishes will be irrevocable and inaccessible to future or current management, and may be currently funded. To date, no such trust has been funded with respect to any of our named executive officers.

Carolina Power & Light Proxy Statement

6. EMPLOYMENT AGREEMENTS

     Each named executive officer has an employment agreement that documents our or our Parent’s relationship with that executive. We provide these agreements to the executives as a means of attracting and retaining them. Each agreement has a term of three years. When an agreement’s remaining term diminishes to two years, the agreement automatically adds another year to the term, unless we give 60-days advance notice that we do not want to extend the agreement. If a named executive officer is terminated without cause during the term of the agreement, he is entitled to severance payments equal to his base salary times 2.99, as well as up to 18 months of COBRA reimbursement. A description of each named executive officer’s employment agreement is discussed under the “Employment Agreement” section of the “Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table” on page 42 of this Proxy Statement.

     The Committee provides employment agreements to the named executive officers because it believes that such agreements are important for the Company and Progress Energy to be competitive and retain a cohesive management team. The employment agreements also provide for a defined employment arrangement with the executives and provide various protections for us and our Parent, such as prohibiting competition with us or our Parent, solicitation of our or our Parent’s employees and disclosure of confidential information or trade secrets. The Committee believes that the terms of the employment agreements are in line with general industry practice.

7. EXECUTIVE PERQUISITES

     We provide certain perquisites and other benefits to our executives. Amounts attributable to perquisites are disclosed in the “All Other Compensation” column of the Summary Compensation Table on page 37.

     During 2009, the Committee evaluated the perquisites program to determine whether it was competitive and consistent with our and our Parent’s compensation philosophy. As a result of this evaluation, the Committee determined that the current perquisites were appropriate and consistent with market practices. The perquisites available to the named executive officers during 2009 include:

Perquisites for 2009	Description
Personal Travel on Corporate Aircraft and “Business-Related” Spousal Travel1	Personal and spousal travel on corporate aircraft is permitted under very limited circumstances.
Financial and Estate Planning	An annual allowance of up to $16,500 for the purpose of purchasing financial and estate planning counseling and services and preparation of personal tax return.
Luncheon and Health Club Dues	Membership in an approved luncheon club and membership in a health club of executive officer’s choice.
Executive Physical	Reimbursement of up to $2,500 for an extensive physical at a clinic specializing in executive physicals, every other year.
Internet and Telecom Service2	Monthly fees for Internet and telecom access.
Home Security	An installed home security system and payment of monitoring fees.
Accidental Death and Dismemberment Insurance	$500,000 of AD&D insurance for each executive officer.

     1 Personal travel on the Company’s aircraft in the event of a family emergency or similar situation is permitted with the approval of Progress Energy’s Chief Executive Officer. Executives’ spouses may travel on the Company’s aircraft to accompany the executives to “business-related” events executives’ spouses are requested to attend. For 2009, the named executive officers whose perquisites included spousal travel on corporate aircraft for business purposes were Messrs. Lyash and Yates.

     2 Including home use of Company-owned computer.

PROXY STATEMENT

     The Committee believes that the perquisites we provide to our executives are reasonable, competitive and consistent with our overall executive compensation program in that they help us attract and retain skilled and qualified executives. We believe that these benefits generally allow our executives to work more efficiently and, in the case of the tax and financial planning services, help them to optimize the value received from all of the compensation and benefits programs offered. The costs of these benefits constitute only a small percentage of each named executive officer’s total compensation.

8. OTHER BROAD-BASED BENEFITS

     The named executive officers receive our general corporate benefits provided to all of our regular, full-time, nonbargaining employees. These broad-based benefits include the following:
  participation in the Progress Energy 401(k) Plan (including a limited match by our Parent of up to 6% of eligible compensation);

  participation in Progress Energy’s funded, tax-qualified, noncontributory defined-benefit pension plan, which uses a cash balance formula to accrue benefits; and

  general health and welfare benefits such as medical, dental, vision and life insurance, as well as long-term disability coverage.
9. DEFERRED COMPENSATION

     Progress Energy sponsors the Management Deferred Compensation Plan (the “MDCP”), an unfunded, deferred compensation arrangement. The plan is designed to provide executives with tax deferral options, in addition to those available under the existing qualified plans. An executive may elect to defer, on a pre-tax basis, payment of up to 50% of his or her salary for a minimum of five years or until his or her date of retirement. As a make-up for the 401(k) statutory compensation limits, executives receive deferred compensation credits of 6% of their base salary over the Internal Revenue Code statutory compensation limit on 401(k) retirement plans. The Committee views the matching feature as a restoration benefit designed to restore the matching contribution the executive would have received under the 401(k) retirement plan in the absence of the Internal Revenue Service compensation limits. Our Parent’s matching allocations are allocated to an account that will be deemed initially to be invested in shares of a stable value fund within the MDCP. Each executive may reallocate his or her deferred compensation among the other available deemed investment funds that mirror those options available under the Progress Energy 401(k) plan.

     Executives can elect to defer up to 100% of their MICP and/or performance share awards. The deferral option is provided as an additional benefit to executive officers to provide flexibility in the receipt of compensation. Historically, all deferred awards were deemed to be invested in performance units, generally equivalent to shares of Progress Energy Common Stock and received a 15% discount to the then-current Progress Energy Common Stock price. Beginning January 1, 2009, the discount feature was eliminated and deferred awards may be allocated among investment options that mirror the Progress Energy 401(k) Plan.

III. 2009 COMPENSATION DECISIONS

Chief Executive Officer Compensation

     Lloyd M. Yates

     In March 2009, Mr. Johnson recommended and the Committee approved a salary of $448,000 for Mr. Yates, representing an increase of approximately 1.82% above his 2008 salary. This 2009 salary was approximately 9% below the 50th percentile of the market for the Benchmarking Peer Group. The modest year-over-year increase to Mr. Yates’ salary reflects the Committee’s and management’s recognition of the challenging economic and regulatory environment. It is the Committee’s intention to increase Mr. Yates’ salary over time to a level that is at the 50th percentile of the Benchmarking Peer Group.

Carolina Power & Light Proxy Statement

     For 2009, on Mr. Johnson’s recommendation, the Committee set Mr. Yates’ MICP target award at 55% of base salary. This target award was the same as the target Mr. Yates had in 2007 after he assumed his new position, and represents a target award opportunity that is below the 50th percentile of market. The payout of the 2009 award was based on the extent to which Mr. Yates achieved his performance goals, which were focused on the following general areas of Company success:
  Delivering operational excellence;

  Maintaining loyal and satisfied customers;

  Achieving the Company’s financial objectives;

  Leading the Company’s implementation of programs and practices that maximize energy savings;

  Achieving acceptable regulatory outcomes in the Carolinas; and

  Maintaining effective relationships with key stakeholders and building public support of demand-side management programs, renewable, and new generation and transmission investments.
     In recognition of his accomplishments during 2009 and on Mr. Johnson’s recommendation, the Committee awarded Mr. Yates an MICP payout of $235,000, which is equal to 96% of Mr. Yates’ target award. Mr. Yates’ award was due in part to his strong leadership skills, as exemplified by his significant role in Progress Energy’s achievement of its EPS goal and the Company’s achievement of its capital spending budget goal; leading the development of a fleet modernization strategy to replace coal-fired plants with natural gas-fired plants; execution of wholesale expansion and renewable contracts on favorable terms; and development of effective relationships in the regulatory and legislative arenas resulting in passage of significant legislation in North Carolina.

     With respect to his long-term incentive compensation during 2009, Mr. Yates was granted 6,404 restricted stock units and 12,918 performance shares in accordance with his pre-established targets of 58% and 117%, respectively, of his base salary. The performance shares are earned based on performance over the three years ending December 31, 2011. Additionally, 9,535 shares of the 2007 annual grant vested in 2009 and were paid out at 100% of target. On Mr. Johnson’s recommendation, the Committee also issued to Mr. Yates an ad hoc retention grant of 2,000 restricted stock units to recognize his leadership in the critical position of Chief Executive Officer of the Company, outstanding performance against objectives and the manner in which he achieved those objectives. The decrease in total year-over-year compensation to Mr. Yates for 2009, as compared to 2008, as noted in the “Summary Compensation Table” on page 37 of this Proxy Statement, was largely due to vesting of the total accumulated SERP benefit that occurred in 2008.

Chief Financial Officer Compensation

     Mark F. Mulhern

     In March 2009, Mr. Johnson recommended and the Committee approved a base salary of $425,000 for Mr. Mulhern, representing a 10.4% increase to his previous salary of $385,000. The new base salary was set at 20% below the 50th percentile of the Benchmarking Peer Group. Mr. Mulhern’s base salary was established at this level due to his relatively short tenure in the Chief Financial Officer position, and more significantly, the challenging economic and regulatory environment. It is the Committee’s intention to increase Mr. Mulhern’s salary over time to a level that is at the 50th percentile of the Benchmarking Peer Group.

PROXY STATEMENT

     For 2009, Mr. Mulhern’s MICP target award was set at 55% of his base salary. This target award is the same target Mr. Mulhern had in 2008 after he assumed the Chief Financial Officer position and represents a target award opportunity that is below the 50th percentile of the market. Mr. Mulhern’s performance goals for 2009 focused on the following general areas of Company success:
  Achieving financial objectives;

  Developing a pension funding strategy and communicating it effectively to the investment community;

  Achieving reasonable outcome on PEF’s rate settlement with respect to 2006-2008 expenditures; and

  Strengthening leadership focus on employee engagement, communication, diversity and inclusion.
     In recognition of the achievements he accomplished in 2009 and on Mr. Johnson’s recommendation, the Committee awarded Mr. Mulhern an MICP payout of $225,000, which is equal to 99% of Mr. Mulhern’s target award. Mr. Mulhern’s award was due in part to his leadership in Progress Energy achieving its EPS goal, execution of a funding strategy for the pension plan, and obtaining interim rate relief for PEF.

     With respect to his long-term incentive compensation, in 2009, Mr. Mulhern was granted 5,604 restricted stock units and 11,304 performance shares in accordance with his pre-established targets of 58% and 117%, respectively, of base salary. The performance shares are earned based on performance over the three years ending December 31, 2011. On Mr. Johnson’s recommendation, the Committee also issued to Mr. Mulhern an ad hoc retention grant of 2,500 restricted stock units to recognize his leadership in the critical position of Chief Financial Officer, his outstanding performance against objectives and the manner in which he achieved those objectives. The decrease in year-over-year total compensation to Mr. Mulhern for 2009, as compared to 2008, as noted in the “Summary Compensation Table” on page 37 of this Proxy Statement, was largely due to vesting of the accumulated SERP benefit that occurred in 2008.

Compensation of Other Named Executive Officers

     For 2009, the Committee approved a base salary for Mr. Johnson of $990,000. On Mr. Johnson’s recommendation, the Committee approved a base salary for Mr. Lyash and Ms. Sims of $453,000 and $370,000, respectively. The base salaries for Messrs. Johnson and Lyash represented an increase of approximately 4.2% and 1.8%, respectively, above their 2008 salaries. Mr. Johnson’s new base salary is set at 18% below the 50th percentile of the Benchmarking Peer Group due to his relatively short tenure in our Parent’s Chief Executive Officer position, and more significantly, the Committee’s recognition of the challenging economic and regulatory environment. Mr. Lyash’s new base salary is set at 9% below the 50th percentile of the market primarily due to the Committee’s recognition of the challenging economic and regulatory environment. It is the Committee’s intention to increase Messrs. Johnson’s and Lyash’s salaries over time to a level that is at the 50th percentile of the Benchmarking Peer Group.

     For 2009, Mr. Johnson recommended and the Committee approved Ms. Sims’ base salary to remain at $370,000. The 2009 base salary is set at 11% above the 50th percentile of the Benchmarking Peer Group due to Ms. Sims’ extensive knowledge of fuel and power operations.

     Mr. Lyash received standard assistance with relocation expenses in connection with our Parent’s requirement that he relocate from Florida to North Carolina to assume his current position. Mr. Lyash also received assistance with the sale of his Florida home. For more information, see note 16 to the “Summary Compensation Table” on page 37.

Carolina Power & Light Proxy Statement

     The Committee awarded Mr. Johnson, and on Mr. Johnson’s recommendation, the Committee awarded Mr. Lyash and Ms. Sims 2009 MICP awards as described in the table below.

Named Executive	2009 MICP	Percent of
Officer	Award	Target	Explanation of Award
William D. Johnson	$950,000	114%
Mr. Johnson led Progress Energy in achieving its EPS goal, advocating effectively for achievable, affordable climate and renewable energy policies, and strengthening leadership focus on employee engagement, communication, diversity and inclusion.

Jeffrey J. Lyash	$235,000	95%
Mr. Lyash played a significant role in mitigating a substantial reduction in PEF’s retail revenue through a combination of O&M reductions, wholesale contracts and rate mitigation resulting in PEF’s attaining its earnings goals; completion of the Bartow Plant repowering that is reflected in rates; and implementation of project oversight process.

Paula J. Sims	$160,000	96%
Ms. Sims played a significant role in the Power Operation Group’s achievement of its O&M and capital spending goals; led the Continuous Business Excellence effort to obtain sustainable 3-5% productivity gains; implementation of a strategy to reduce emissions by replacing coal-fired plants with natural gas-fired plants; and increased the focus on safety by reducing our OSHA injury rate.

     With respect to long-term compensation, in 2009 each of the other named executive officers received annual grants of restricted stock units and performance shares in accordance with their pre-established targets. The table below describes those grants, the transitional performance share grants that the Committee issued in 2007, and the ad hoc restricted stock unit grants.

	Restricted	Transitional
	Stock Units Vesting	Performance	Performance	Ad Hoc Restricted
Named Executive	in 1/3 Increments in	Shares	Shares Vesting	Stock Units
Officer	2010, 2011 and 2012	Vesting 2009	2012	Vesting 2012
William D. Johnson	27,892	29,456	55,546	8,000
Jeffrey J. Lyash	6,477	9,535	13,065	2,000
Paula J. Sims	4,642	7,131	9,285	2,000

     Total year-over-year compensation for Mr. Johnson for 2009, as compared to 2008, as noted in the “Summary Compensation Table” on page 37 of this Proxy Statement, was relatively flat.

     The increase in total compensation to Mr. Lyash, as compared to 2008, as noted in the “Summary Compensation Table” on page 37 of this Proxy Statement, was largely due to the increase in his equity grants value and the receipt of relocation expenses and assistance with the sale of his Florida home.

     The significant increase in year-over-year total compensation to Ms. Sims, as compared to 2008, as noted in the “Summary Compensation Table” on page 37 of this Proxy Statement, was largely due to her vesting in the SERP in 2009.

PROXY STATEMENT

IV. COMPENSATION COMMITTEE REPORT

     The Committee has reviewed and discussed this CD&A with management as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Committee recommended to the Company’s Board of Directors that the CD&A be included in this Proxy Statement.

Organization and Compensation Committee

E. Marie McKee, Chair
John D. Baker II
Harris E. DeLoach, Jr.
James B. Hyler, Jr.
Robert W. Jones
John H. Mullin, III

     Unless specifically stated otherwise in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Compensation Committee Report shall not be deemed soliciting material, shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

Carolina Power & Light Proxy Statement

SUMMARY COMPENSATION TABLE FOR 2009

     The following Summary Compensation Table discloses the compensation during 2009 of the Company’s Chief Executive Officer, Chief Financial Officer, and the other three most highly paid executive officers who were serving at the end of 2009. Additionally, column (h) is dependent upon actuarial assumptions for determining the amounts included. A change in these actuarial assumptions would impact the values shown in this column. Where appropriate, we have indicated the major assumptions in the footnotes to column (h).

								Change in
								Pension Value
								and
								Nonqualified
							Non-Equity	Deferred
				Stock		Option	Incentive Plan	Compensation		All Other
Name and		Salary1	Bonus	Awards2		Awards3	Compensation4	Earnings5		Compensation6		Total2
Principal Position	Year	($)	($)	($)		($)	($)	($)		($)		($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)		(i)		(j)
William D. Johnson,	2009	$979,231	N/A	$3,090,605	8	$0	$950,000	$1,144,448	9	$289,726	10	$6,454,010
Chairman7	2008	950,000		2,911,701		0	929,000	1,091,256		304,571		6,186,528
	2007	807,539		5,231,023		0	863,500	946,938		299,445		8,148,445
Mark F. Mulhern,	2009	$414,231	N/A	$655,990	11	$0	$225,000	$369,822	12	$102,137	13	$1,767,180
Senior Vice President	2008	355,385		433,473		0	200,000	820,419		141,354		1,950,631
and Chief Financial	2007	308,792		1,620,321		0	190,000	34,205		116,014		2,269,332
Officer
Jeffrey J. Lyash,	2009	$450,846		$728,120	14	$0	$235,000	$244,369	15	$292,061	16	$1,950,396
Executive	2008	432,885	N/A	612,952		0	225,000	323,904		140,812		1,735,553
Vice President –	2007	386,154		2,146,232		0	265,000	272,656		125,548		3,195,590
Corporate
Development
(formerly President
and Chief Executive
Officer, PEF)
Lloyd M. Yates,	2009	$445,846	N/A	$720,683	17	$0	$235,000	$308,815	18	$119,432	19	$1,829,776
President and Chief	2008	429,231		612,952		0	210,000	777,983		155,042		2,185,208
Executive Officer	2007	374,039		2,146,232		0	265,000	26,730		127,981		2,939,982
Paula J. Sims,	2009	$370,000	N/A	$538,333	20	$0	$160,000	$707,802	21	$97,505	22	$1,873,640
Senior Vice	2008	364,615		459,724		0	140,000	25,728		92,743		1,082,810
President – Power	2007	324,177		1,620,321		0	170,000	21,930		108,233		2,244,661
Operations

     1 Consists of base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if any, under the Management Deferred Compensation Plan. See “Deferred Compensation” discussion in Part II of the CD&A. Salary adjustments, if deemed appropriate, generally occur in March of each year.

     2 Includes the fair value of stock awards as of the grant date computed in accordance with FASB ASC Topic 718. Assumptions made in the valuation of material stock awards are discussed in Note 9.B. to our consolidated financial statements for the year ended December 31, 2009. The values reflected for 2008 and 2007 in columns (e) and (j) are different than previously disclosed because these values represent the fair value of stock awards as of the grant date rather than the expense related to equity awards for financial statement reporting purposes in accordance with SFAS No. 123(R).

     3 We ceased granting stock options in 2004. No additional expense remains with respect to our stock option program.

     4 Includes the awards given under the Management Incentive Compensation Plan (MICP) for 2007, 2008 and 2009 performance.

PROXY STATEMENT

     5 Includes the change in present value of the accrued benefit under Progress Energy’s Pension Plan, SERP, and/or Restoration Plan where applicable. In addition, it includes the above market earnings on deferred compensation under the Deferred Compensation Plan for Key Management Employees. The current incremental present values were determined using actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-age 65 and FAS discount rates of 6.25%, 6.30%, and 6.10% for calculating the accrued benefit under the SERP for 2007, 2008, and 2009, respectively. FAS discount rates of 5.95%, 6.25%, and 5.45% were used for calculating the accrued benefits under the Restoration Retirement Plan for 2007, 2008, and 2009, respectively. FAS discount rates of 6.15%, 6.30%, and 5.95% were used for calculating the accrued benefits under the Pension Plan for 2007, 2008, and 2009, respectively. The 1996-1999 Deferred Compensation Plan for Key Management Employees provided a fixed rate of return of 10.0% on deferred amounts, which was 2.7% above the market interest rate of 7.3% at the time the plan was frozen in 1996. The Deferred Compensation Plan for Key Management Employees was discontinued in 2000 and replaced with the Management Deferred Compensation Plan, which does not have a guaranteed rate of return. Named executive officers who were participants in the 1996-1999 Deferred Compensation Plan for Key Management Employees continue to receive plan benefits with respect to amounts deferred prior to its discontinuance in 2000. The above market earnings under the Deferred Compensation Plan for Key Management Employees are included in this column for Mr. Johnson.

     6 Includes the following items: Company match contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; dividends paid under provisions of the Restricted Stock Award/Unit Plans and Management Deferred Compensation Plans; perquisites; and tax gross-ups related primarily to imputed income.

     7 Mr. Johnson did not receive additional compensation for his service on the Board of Directors.

     8 Includes (i) the grant date fair value of the restricted stock units granted during 2009 under the 2007 Equity Incentive Plan, $1,213,150; and (ii) the grant date fair value of the performance shares granted during 2009 under the 2009 PSSP, $1,877,455. The maximum potential for the performance shares granted to Mr. Johnson in 2009 is $3,754,910 (200%), based on the March 17, 2009 closing stock price of $33.80.

     9 Includes changes in present value of the accrued benefit during 2009 for the following plans: Progress Energy Pension Plan: $65,737; the SERP: $1,068,674; and above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $10,037. Mr. Johnson’s change in his year-over-year SERP benefit was relatively flat.

     10 Consists of (i) $14,700 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $43,582 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iii) $195,485 in Restricted Stock/Unit Dividends; (iv) $11,970 in tax-gross-ups related to imputed income; and (v) $23,989 in perquisites consisting of the following: financial/estate/tax planning, $5,000; Internet and telecom access, $3,724; health club dues, $2,407; home security, $4,255; and spousal travel, $6,370. Other perquisites include luncheon club membership, executive physical and AD&D insurance.

     11 Includes (i) the grant date fair value of the restricted stock units granted during 2009 under the 2007 Equity Incentive Plan, $273,915; and (ii) the grant date fair value of the performance shares granted during 2009 under the 2009 PSSP, $382,075. The maximum potential for the performance shares granted to Mr. Mulhern in 2009 is $764,150 (200%), based on the March 17, 2009 closing stock price of $33.80.

     12 Includes changes in present value of the accrued benefit during 2009 for the following plans: Progress Energy Pension Plan: $46,636; and the SERP: $323,186. Mr. Mulhern’s change in SERP decreased in 2009 primarily due to vesting of the total accumulated benefit that occurred in 2008.

     13 Consists of (i) $14,700 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $9,682 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iii) $5,276 in tax gross-ups related to imputed income; and (iv) $72,479 in Restricted Stock/Unit Dividends. The total value of the perquisites and personal benefits received by Mr. Mulhern was less than $10,000. Thus, these amounts are excluded from column (i).

     14 Includes (i) the grant date fair value of the restricted stock units granted during 2009 under the 2007 Equity Incentive Plan, $286,523; and (ii) the grant date fair value of the performance shares granted during 2009 under the 2009 PSSP, $441,597. The maximum potential for the performance shares granted to Mr. Lyash in 2009 is $883,194 (200%), based on the March 17, 2009 closing stock price of $33.80.

Carolina Power & Light Proxy Statement

     15 Includes changes in present value of the accrued benefit during 2009 for the following plans: Progress Energy Pension Plan: $48,250; and the SERP: $196,119. Mr. Lyash’s change in SERP decreased in 2009 primarily due to a lower FAS discount rate.

     16 Consists of (i) $14,700 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $12,256 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iii) $70,378 in Restricted Stock/Unit Dividends; (iv) $1,445 in tax gross-ups related to imputed income; and (v) $17,708 in perquisites including spousal use of Company aircraft, $14,669. Other perquisites include luncheon club membership, spousal travel, home security, and Internet and telecom access. During 2009, our Parent required Mr. Lyash to relocate from Florida to North Carolina in connection with his becoming Progress Energy’s Executive Vice President - Corporate Development. Mr. Lyash received standard Progress Energy relocation benefits totaling $53,005 that included travel expenses, the equivalent of one month’s salary, temporary housing, shipment of household goods, and closing costs in connection with his purchase of a home in North Carolina. Mr. Lyash also received assistance with the sale of his home in Florida where our Parent previously required Mr. Lyash to relocate in connection with his former role as President and Chief Executive Officer of Progress Florida, Inc. Our Parent purchased his Florida home at a price equal to the average of two independent appraisals after he was unable to sell the home within a 60-day marketing period. Our Parent agreed that if the purchase price of Mr. Lyash’s Florida home, as determined by the average of the two independent appraisals, resulted in a loss on the sale of his prior home, it would pay Mr. Lyash the difference between the price he paid for the Florida home (excluding the cost of improvements made subsequent to such purchase) and the purchase price paid by our Parent based on the independent appraisals. Because of the precipitous decline in the Florida housing market since Mr. Lyash’s purchase of his Florida home, the agreed purchase price was significantly below Mr. Lyash’s purchase price. SEC rules require that we include as fiscal year 2009 compensation this difference, which was $80,000, along with other transaction costs. In light of the fact that the relocation was required by our Parent and because this make-whole amount paid to Mr. Lyash will be treated as income to him, we agreed to provide Mr. Lyash with a tax gross-up on amounts from this transaction that are considered taxable income. The tax gross-up was $42,569. In approving Mr. Lyash’s relocation expenses, including the reimbursement of the loss incurred on his Florida home, the Committee required Mr. Lyash to agree to reimburse our Parent for the relocation assistance in the event he voluntarily leaves Progress Energy within three years of relocating to North Carolina.

     17 Includes (i) the grant date fair value of the restricted stock units granted during 2009 under the 2007 Equity Incentive Plan, $284,055; and (ii) the grant date fair value of the performance shares granted during 2009 under the 2009 PSSP, $436,628. The maximum potential for the performance shares granted to Mr. Yates in 2009 is $873,257 (200%), based on the March 17, 2009 closing stock price of $33.80.

     18 Includes changes in present value of the accrued benefit during 2009 for the following plans: Progress Energy Pension Plan: $33,106; and the SERP: $275,709. Mr. Yates’ change in SERP decreased in 2009 primarily due to vesting of the total accumulated benefit that occurred in 2008.

     19 Consists of (i) $14,700 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $11,956 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iii) $70,986 in Restricted Stock/Unit Dividends; (iv) $4,026 in tax gross-ups related to imputed income; and (v) $17,764 in perquisites including financial/estate/tax planning, $10,000, and spousal use of Company aircraft, $4,920. Other perquisites include luncheon club membership, health club dues, home security, Internet and telecom access, executive physical and AD&D insurance.

     20 Includes (i) the grant date fair value of the restricted stock units granted during 2009 under the 2007 Equity Incentive Plan, $224,500; and (ii) the grant date fair value of the performance shares granted during 2009 under the 2009 PSSP, $313,833. The maximum potential for the performance shares granted to Ms. Sims in 2009 is $627,666 (200%), based on the March 17, 2009 closing stock price of $33.80.

     21 Includes changes in present value of the accrued benefit during 2009 for the following plans: Progress Energy Pension Plan: $30,117; and the SERP: $703,105. Ms. Sims became vested in the SERP on June 1, 2009 which attributed to her increase for the year. Ms. Sims’ accumulated Restoration Plan benefit of $25,420 was forfeited upon her vesting in the SERP.

     22 Consists of (i) $14,700 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $7,500 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iii) $47,759 in Restricted Stock/Unit Dividends; (iv) $15,188 in tax gross-ups related to imputed income; and (v) 412, 358 in stock purchase discounts for annual incentive deferrals pursuant to the MICP. The total value of the perquisites and personal benefits received by Ms. Sims was less than $10,000. Thus, these amounts are excluded from column (i).

PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS

		Estimated			Estimated
		Future Payouts Under			Future Payouts Under
		Non-Equity Incentive			Equity Incentive
		Plan Awards1			Plan Awards2
								All
								Other
								Stock	Grant
								Awards:	Date
								Number	Fair Value
								of	of Stock
								Shares	and
								of Stock	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units3	Awards4
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	MICP
	3/5/10	$416,173	$832,346	$1,664,692
	Restricted
William D. Johnson,	Stock
Chairman	Units
	3/17/09							35,892	$1,213,150
	PSSP
	3/17/09				27,773	55,546	111,092		$1,877,455
	MICP
	3/5/10	$113,914	$227,827	$455,654
Mark F. Mulhern,	Restricted
Senior Vice President	Stock
and Chief Financial Officer	Units
	3/17/09							8,104	$273,915
	PSSP
	3/17/09				5,652	11,304	22,608		$382,075
	MICP
Jeffrey J. Lyash, Executive	3/5/10	$123,983	$247,965	$495,930
Vice President - Corporate	Restricted
Development (formerly	Stock
President and Chief Executive	Units
Officer, PEF)	3/17/09							8,477	$286,523
	PSSP
	3/17/09				6,533	13,065	26,130		$441,597
	MICP
	3/5/10	$122,608	$245,215	$490,430
Lloyd M. Yates,	Restricted
President and Chief Executive	Stock
Officer	Units
	3/17/09							8,404	$284,055
	PSSP
	3/17/09				6,459	12,918	25,836		$436,628
	MICP
	3/5/10	$83,250	$166,500	$333,000
	Restricted
Paula J. Sims, Senior Vice	Stock
President – Power Operations	Units
	3/17/09							6,642	$224,500
	PSSP
	3/17/09				4,643	9,285	18,570		$313,833

Carolina Power & Light Proxy Statement

     1 The Management Incentive Compensation Plan is considered a non-equity incentive compensation plan. Award amounts are shown at threshold, target, and maximum levels. The target award is calculated using the 2009 eligible earnings times the executive’s target percentage. See target percentage in table on page 23 of the CD&A. Threshold is calculated at 50% of target and maximum is calculated at 200% of target. Actual award amounts paid are reflected in the Summary of Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

     2 Reflects the potential payouts in shares of the 2009 PSSP grants. The grant size was calculated by multiplying the executive’s salary as of January 1, 2009, times his 2009 PSSP target and dividing by the December 31, 2008, closing stock price of $39.85. The Threshold column reflects the minimum payment level under our PSSP, which is 50% of the target amount shown in the Target column. The amount shown in the maximum column is 200% of the target amount.

     3 Reflects the number of restricted stock units granted during 2009 under the 2007 Equity Incentive Plan. The number of shares granted was determined by multiplying the executive’s salary as of January 1, 2009, times his 2009 restricted stock target and dividing by the December 31, 2008, closing stock price of $39.85.

     4 Reflects the grant date fair value of the award based on the following assumptions: Market value of restricted stock granted on March 17, 2009, based on closing price of $33.80 per share, times the shares granted in column (i). Market value of PSSP granted on March 17, 2009, based on closing stock price on March 17, 2009, of $33.80 times target number of shares in column (g). The 2009 PSSP grant payout is expected to be 100% of target.

PROXY STATEMENT

DISCUSSION OF SUMMARY COMPENSATION TABLE AND GRANTS OF
PLAN-BASED AWARDS TABLE

EMPLOYMENT AGREEMENTS

     Messrs. Johnson, Mulhern, Lyash and Yates and Ms. Sims entered into employment agreements with Progress Energy or one of its subsidiaries, referred to collectively in this section as the “Company.” Each of these agreements has an effective date of May 8, 2007. The employment agreements replaced the previous employment agreements in effect for each of these officers.

     The employment agreements provide for base salary, annual incentives, perquisites and participation in the various executive compensation plans offered to our senior executives. The agreements expired on December 31, 2009. Thereafter, each agreement will be automatically extended by an additional year on January 1 of each year. We may elect not to extend an executive officer’s agreement and must notify the officer of such an election at least 60 days prior to the automatic extension date. Each employment agreement contains restrictive covenants imposing non-competition obligations, restricting solicitation of employees and protecting our confidential information and trade secrets for specified periods if the applicable officer is terminated without cause or otherwise becomes eligible for the benefits under the agreement.

     Except for the application of previously granted years of service credit to our post-employment health and welfare plans as discussed below, the employment agreements do not affect the compensation, benefits or incentive targets payable to the applicable officers.

     With respect to Mr. Johnson, the Employment Agreement specifies that the years of service credit we previously granted to him for purposes of determining eligibility and benefits in the SERP will also be applicable for purposes of determining eligibility and benefits in our post-employment health and welfare benefit plans. Mr. Johnson was awarded seven years of deemed service toward the benefits and vesting requirements of the SERP. However, as of 2008, Mr. Johnson reached the maximum service accrual and therefore benefit augmentation for deemed service is $0. Three of those years also were deemed to have been in service on the Senior Management Committee for purposes of SERP eligibility.

     Each Employment Agreement provides that if the applicable officer is terminated without cause or is constructively terminated (as defined in Paragraph 8(a)(i) of the agreement), then the officer will receive (i) severance equal to 2.99 times the officer’s then-current base salary and (ii) reimbursement for the costs of continued coverage under certain of our health and welfare benefit plans for a period of up to 18 months.

Carolina Power & Light Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards1					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
								Awards:	Market or
			Equity			Number		Number	Payout
			Incentive			of		of	Value of
			Plan			Shares		Unearned	Unearned
	Number		Awards:			or	Market	Shares,	Shares,
	of	Number of	Number of			Units of	Value of	Units or	Units or
	Securities	Securities	Securities			Stock	Shares or	Other	Other
	Underlying	Underlying	Underlying			That	Units of	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		Have	Stock That	That	That
	Options	Options	Unearned	Exercise	Option	Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)2	(h)3	(i)4	(j)4
William D.	0	—	—	$43.49	9/30/2011	82,1355	$3,368,356	152,6736	$6,261,120
Johnson,	0			$41.97	9/30/2012
Chairman	0			$44.75	9/30/2013

Mark F. Mulhern,	0	—	—	$43.49	9/30/2011	26,7767	$1,098,084	29,9668	$1,228,906
Senior Vice	0			$41.97	9/30/2012
President and	7,000			$44.75	9/30/2013
Chief Financial
Officer
Jeffrey J. Lyash,	0	—	—	$43.49	9/30/2011	29,2329	$1,198,804	38,52810	$1,580,033
Executive Vice	0			$41.97	9/30/2012
President –	0			$44.75	9/30/2013
Corporate
Development
(formerly
President and
Chief Executive
Officer, PEF)
Lloyd M. Yates,	0	—	—	$43.49	9/30/2011	29,15911	$1,195,811	38,37312	$1,573,677
President and	0			$41.97	9/30/2012
Chief Executive	0			$44.75	9/30/2013
Officer
Paula J. Sims,	0	—	—	$43.49	9/30/2011	20,61713	$845,503	28,30514	$1,160,778
Senior Vice	0			$41.97	9/30/2012
President –	0			$44.75	9/30/2013
Power Operations

     1 All outstanding stock options were vested as of December 31, 2006. Our Parent ceased granting stock options in 2004.

     2 Consists of outstanding restricted stock grants and restricted stock units.

     3 Market value at December 31, 2009, was based on a December 31, 2009, closing price of $41.01 per share.

     4 The 2006 and 2007 2-year transitional grants vested on January 1, 2009; the 2007 grant vests on January 1, 2010; the 2008 grant vests on January 1, 2011; and the 2009 grant vests on January 1, 2012. Performance share value for the 2007 annual grant is expected to be at 125% of target while the 2008 annual grant and 2009 annual grant were expected to be 100% of target. The value in Column (j) is derived by multiplying the shares (rounded to the nearest whole share) times the December 31, 2009 closing stock price ($41.01). The difference between the calculated value and the noted value is attributable to fractional shares. See further discussion under “Performance Shares” in Part II of the CD&A.

PROXY STATEMENT

     5 Restricted stock grants vest based on the following schedule: 5,533 shares on March 14, 2010; 5,067 shares on March 15, 2010; and 5,534 shares on March 14, 2011. Restricted stock unit grants vest based on the following schedule: 9,297 units on March 17, 2010; 9,297 units on March 17, 2011; 17,298 units on March 17, 2012; 7,650 units on March 18, 2010; 4,936 units on March 20, 2010; 7,651 units on March 18, 2011; 4,936 units on March 20, 2011; and 4,936 units on March 20, 2012.

     6 Includes performance shares granted on March 20, 2007, March 18, 2008, March 17, 2009, and accumulated dividends as of December 31, 2009. Outstanding performance share balances consist of the following: (i) 43,280 – 2007 annual grant; (ii) 51,018 – 2008 annual grant; and (iii) 58,375 – 2009 annual grant.

     7 Restricted stock grants vest based on the following schedule: 1,167 shares on March 14, 2010; 3,500 shares on March 21, 2010; and 1,167 shares on March 14, 2011. Restricted stock unit grants vest based on the following schedule: 1,868 units on March 17, 2010; 1,868 on March 17, 2011; 4,368 on March 17, 2012; 1,136 units on March 18, 2010; 8,189 units on March 20, 2010; 1,136 units on March 18, 2011; 1,189 units on March 20, 2011; and 1,188 units on March 20, 2012.

     8 Includes performance shares granted on March 20, 2007, March 18, 2008, March 17, 2009, and accumulated dividends as of December 31, 2009. Outstanding performance share balances consist of the following: (i) 10,479 – 2007 annual grant; (ii) 7,607 – 2008 annual grant; and (iii) 11,880 – 2009 annual grant.

     9 Restricted stock grants vest based on the following schedule: 1,367 shares on March 14, 2010; 1,100 shares on March 15, 2010; and 1,367 on March 14, 2011. Restricted stock unit grants vest based on the following schedule: 2,159 units on March 17, 2010; 1,597 on March 18, 2010; 10,576 units on March 20, 2010; 2,159 units on March 17, 2011; 1,597 units on March 18, 2011; 1,576 units on March 20, 2011; 4,159 units on March 17, 2012; and 1,575 units on March 20, 2012.

     10 Includes performance shares granted on March 20, 2007, March 18, 2008, March 17, 2009, and accumulated dividends as of December 31, 2009. Outstanding performance share balances consist of the following: (i) 14,010 – 2007 annual grant; (ii) 10,787 – 2008 annual grant; and (iii) 13,731 – 2009 annual grant.

     11 Restricted stock grants vest based on the following schedule: 1,367 shares on March 14, 2010; 1,100 shares on March 15, 2010; and 1,367 shares on March 14, 2011. Restricted stock unit grants vest based on the following schedule: 2,134 on March 17, 2010; 1,597 on March 18, 2010; 10,576 units on March 20, 2010; 2,135 on March 17, 2011; 1,597 units on March 18, 2011; 1,576 units on March 20, 2011; 4,135 on March 17, 2012; and 1,575 units on March 20, 2012.

     12 Includes performance shares granted on March 20, 2007, March 18, 2008, March 17, 2009, and accumulated dividends as of December 31, 2009. Outstanding performance share balances consist of the following: (i) 14,010 – 2007 annual grant; (ii) 10,787 – 2008 annual grant; and (iii) 13,576 – 2009 annual grant.

     13 Restricted stock grants vest based on the following schedule: 1,000 shares on April 1, 2011. Restricted stock units grants vest based on the following schedule: 1,547 units on March 17, 2010; 1,204 units on March 18, 2010; 8,189 units on March 20, 2010; 1,547 units on March 17, 2011; 1,205 units on March 18, 2011; 1,189 units on March 20, 2011; 3,548 units on March 17, 2011; and 1,188 units on March 20, 2012.

     14 Includes performance shares granted on March 20, 2007, March 18, 2008, March 17, 2009, and accumulated dividends as of December 31, 2009. Outstanding performance share balances consist of the following: (i) 10,479 – 2007 annual grant; (ii) 8,068 – 2008 annual grant; and (iii) 9,758 – 2009 annual grant.

Carolina Power & Light Proxy Statement

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares
	Acquired	Realized	Acquired	Value Realized
	on Exercise	on Exercise	on Vesting1	on Vesting1
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
William D. Johnson,	—	—	55,5972	$2,049,258
Chairman
Mark F. Mulhern,	—	—	18,0773	$656,906
Senior Vice President and Chief Financial Officer
Jeffrey J. Lyash,	—	—	15,7274	$589,337
Executive Vice President - Corporate Development
(formerly President and Chief Executive Officer, PEF)
Lloyd M. Yates,	—	—	16,9275	$630,131
President and Chief Executive Officer
Paula J. Sims,	—	—	9,1806	$358,539
Senior Vice President – Power Operations

     1 Reflects the number of restricted stock shares, restricted stock units, and performance shares that vested in 2009. Restricted stock units vested for named executive officers on March 18 at $33.80 per share, and performance shares vested on January 1, 2009 for the 2006 and 2007 2-year transitional grants at $39.85 per share. Restricted stock shares vested on the following days: (i) March 7 at $33.02 per share; (ii) March 14, 15, and 16 at $31.85 per share; and (iii) April 28 at $33.79 per share. The value realized is the sum of the vested shares for each vesting date times the vesting price.

     2 Includes 15,000 restricted stock awards consisting of the following: 5,533 on March 14; 5,067 on March 15; and 4,400 on March 16. Performance shares totaled 32,947. Restricted stock units totaled 7,650.

     3 Includes 8,966 restricted stock awards consisting of the following: 1,166 on March 14; and 7,800 on April 28. Performance shares totaled 7,976. Restricted stock units totaled 1,135.

     4 Includes 3,466 restricted stock awards consisting of the following: 1,366 on March 14; 1,100 on March 15; and 1,000 on March 16. Performance shares totaled 10,665. Restricted stock units totaled 1,596.

     5 Includes 4,666 restricted stock awards consisting of the following: 2,200 on March 7; 1,366 on March 14; and 1,100 on March 15. Performance shares totaled 10,665. Restricted stock units totaled 1,596.

     6 Performance shares totaled 7,976. Restricted stock units totaled 1,204. Ms. Sims did not have any restricted stock awards that vested during 2009.

PROXY STATEMENT

PENSION BENEFITS TABLE

Number of	Present
Years	Value of	Payments
Credited	Accumulated	During Last
Service	Benefit1	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
William D. Johnson,	Progress Energy Pension Plan	17.3	$448,578	$0
Chairman	Supplemental Senior Executive	24.3	2	$7,282,483	3	$0
Retirement Plan
Mark F. Mulhern,	Progress Energy Pension Plan	13.8	$269,399	$0
Senior Vice President and	Supplemental Senior Executive	13.8	$1,144,767	4	$0
Chief Financial Officer	Retirement Plan
Jeffrey J. Lyash,	Progress Energy Pension Plan	16.6	$274,417	$0
Executive Vice President –	Supplemental Senior Executive	16.6	$1,419,208	5	$0
Corporate Development	Retirement Plan
(formerly President and Chief
Executive Officer, PEF)
Lloyd M. Yates,	Progress Energy Pension Plan	11.1	$157,608	$0
President and Chief Executive	Supplemental Senior Executive	11.1	$1,065,706	6	$0
Officer	Retirement Plan
Paula J. Sims,	Progress Energy Pension Plan	10.6	$131,941	$0
Senior Vice President –	Restoration Retirement Plan	—	($25,420)	7	$0
Power Operations	Supplemental Senior Executive	10.6	$703,105	8	$0
Retirement Plan

     1 Actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-age 65 and FAS discount rates as of December 31, 2009, for computation of accumulated benefit under the Supplemental Senior Executive Retirement Plan and the Progress Energy Pension Plan was 6.10%. Additional details on the formulas for computing benefits under the Supplemental Senior Executive Retirement Plan and Progress Energy Pension Plan can be found under the headings “Supplemental Senior Executive Retirement Plan” and “Other Broad-Based Benefits,” respectively, in the CD&A.

     2 Includes seven years of deemed service. However, as of 2008, Mr. Johnson reached the maximum service accrual and therefore benefit augmentation for deemed service is $0.

     3 Based on an estimated annual benefit payable at age 65 of $1,043,010.

     4 Based on an estimated annual benefit payable at age 65 of $233,894.

     5 Based on estimated annual benefit payable at age 65 of $326,421.

     6 Based on estimated annual benefit payable at age 65 of $231,022.

     7 Ms. Sims’ Restoration Retirement Plan benefits were forfeited upon her vesting in the Senior Supplemental Retirement Plan on June 1, 2009.

     8 Based on estimated annual benefit payable at age 65 of $161,716.

Carolina Power & Light Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION

     The table below shows the nonqualified deferred compensation for each of the named executive officers. Information regarding details of the deferred compensation plans currently in effect can be found under the heading “Deferred Compensation” in the CD&A on page 32 of this Proxy Statement. In addition, the Deferred Compensation Plan for Key Management Employees is discussed in footnote 5 to the “Summary Compensation Table.”

	Executive	Registrant	Aggregate		Aggregate		Aggregate
	Contributions	Contributions	Earnings		Withdrawals/		Balance
	in Last FY1	in Last FY2	in Last FY3		Distributions		at Last FYE4
Name and Position	($)	($)	($)		($)		($)
(a)	(b)	(c)	(d)		(e)		(f)
William D. Johnson,
Chairman	$0	$43,582	$76,353	5	$0		$736,0716
Mark F. Mulhern,
Senior Vice President and
Chief Financial Officer	$20,712	$9,682	$30,580		($32,861)	7	$325,8768
Jeffrey J. Lyash,
Executive Vice President –
Corporate Development
(formerly President and Chief
Executive Officer, PEF)	$0	$12,256	$31,303		$0		$135,1739
Lloyd M. Yates,
President and Chief Executive
Officer	$0	$11,956	$60,701		$0		$499,80410
Paula J. Sims,
Senior Vice President –
Power Operations	$107,000	$19,858	$44,241		($14,115)	11	$444,04912

     1 Reflects salary deferred under the Management Deferred Compensation Plan, which is reported as “Salary” in the Summary Compensation Table. For 2009, named executive officers deferred the following percentages of their base salary: (i) Mulhern – 5%; and (ii) Sims – 10%. In addition, Ms. Sims deferred 50% of her 2009 Management Incentive Compensation Plan (MICP) award.

     2 Reflects registrant contributions under the Management Deferred Compensation Plan, which is reported as “All Other Compensation” in the Summary Compensation Table.

     3 Includes aggregate earnings in the last fiscal year under the following nonqualified plans: Management Incentive Compensation Plan, Management Deferred Compensation Plan, Performance Share Sub-Plan, and Deferred Compensation Plan for Key Management Employees.

     4 Includes December 31, 2009 balances under the following deferred compensation plans: Management Incentive Compensation Plan, Performance Share Sub-Plan, Management Deferred Compensation Plan, and Deferred Compensation Plan for Key Management Employees.

     5 Includes above market earnings of $10,037 under the Deferred Compensation Plan for Key Management Employees, which is reported as “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table.

     6 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $413,100; Management Incentive Compensation Plan: $69,090; and Deferred Compensation Plan for Key Management Employees: $253,881.

     7 Mr. Mulhern received distributions from his Management Incentive Deferred Compensation Plan: $23,077; Management Deferred Compensation Plan: $0; and Performance Share Sub-Plan: $9,784.

PROXY STATEMENT

     8 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $71,311; Management Incentive Deferred Compensation Plan: $155,570; and Performance Share Sub-Plan: $98,995.

     9 Includes balance under the Management Deferred Compensation Plan: $135,173.

     10 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $134,519; Management Incentive Deferred Compensation Plan: $107,892; and Performance Share Sub-Plan: $257,393.

     11 Ms. Sims received a distribution from her Management Incentive Deferred Compensation Plan: $14,115.

     12 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $296,625; Management Incentive Compensation Plan: $86,401; and Performance Share Sub-Plan: $61,023.

Carolina Power & Light Proxy Statement

CASH COMPENSATION AND VALUE OF VESTING EQUITY TABLE

     The following table shows the actual cash compensation and value of vesting equity received in 2009 by the named executive officers. The Committee believes that this table is important in order to distinguish between the actual cash and vested value received by each named executive officer as opposed to the compensation expense accruals and grant date fair value of equity awards as shown in the Summary Compensation Table.

			Deferred
		Annual	Compensation
		Incentive	under	Restricted	Performance	Restricted	Stock		Tax
	Base	(paid in	MDCP and	Stock / Units	Shares	Stock / Unit	Options		Gross-
Name and	Salary	2009)	MICP	Vesting	Vesting	Dividends	Vesting	Perquisite	ups
Position	(a)1	(b)2	(c)3	(d)4	(e)5	(f)6	(g)7	(h)8	(i)9	Total
William D.
Johnson,
Chairman	$979,231	$929,000	$0	$736,320	$1,163,688	$195,485	$0	$23,989	$11,970	$4,039,683
Mark F.
Mulhern,
Senior Vice
President and
Chief
Financial
Officer	$414,231	$200,000	$20,712	$339,062	$281,712	$72,479	$0	$2,093	$5,276	$1,314,853
Jeffrey J.
Lyash,
Executive
Vice
President –
Corporate
Development
(formerly
President
and Chief
Executive
Officer, PEF)	$450,846	$225,000	$0	$164,337	$376,688	$70,378	$0	$5,621	$44,014	$1,336,885
Lloyd M.
Yates,
President
and Chief
Executive
Officer	$445,846	$210,000	$0	$205,131	$376,688	$70,986	$0	$13,726	$4,026	$1,326,403
Paula J.
Sims,
Senior Vice
President –
Power
Operations	$370,000	$140,000	$107,000	$40,695	$281,712	$47,759	$0	$9,587	$15,188	$904,941

     1 Consists of the total 2009 base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if applicable, under the Management Deferred Compensation Plan (MDCP) shown in column (c).

     2 Awards given under the Management Incentive Compensation Plan (MICP) attributable to Plan Year 2008 and paid in 2009.

     3 Consists of amounts deferred under the MDCP and the MICP. These deferral amounts are part of Base Pay and/or Annual Incentive and therefore are not included in the Total column.

     4 Reflects the value of restricted stock and restricted stock units vesting in 2009. The value of the restricted stock was calculated using the opening stock price for Progress Energy common stock three days prior to the day vesting occurred. The value of the restricted stock units was calculated using the closing stock price for Progress Energy common stock on the business day prior to when vesting occurred.

PROXY STATEMENT

     5 Reflects the value of performance shares vesting on January 1, 2009. The value of the 2007 2-year transitional performance share units was calculated using the closing stock price for Progress Energy common stock on the business day prior to when distribution occurred.

     6 Reflects dividends and dividend equivalents paid as the result of outstanding restricted stock or restricted stock units held in Company Plan accounts.

     7 Reflects the value of any stock options vesting in 2009. Since we ceased granting stock options under our Incentive Plans in 2004, all outstanding options had fully vested in 2009.

     8 Reflects the value of all perquisites provided during 2009. For a complete listing of the perquisites, see the “Executive Perquisites” section of the “Elements of Compensation” discussion of the CD&A on page 31 of this Proxy Statement. Perquisite details for each named executive officer are discussed in the Summary Compensation Table footnotes.

     9 Reflects the value of tax gross-up related to miscellaneous income items (Supplemental Senior Executive Retirement Plan (SERP) or Restoration and MDCP 401(k) make-up) provided during 2009. In addition, Mr. Lyash received an additional $42,569 in tax gross-up from the loss on the sale of his home as disclosed in the Summary Compensation Table footnotes.

Carolina Power & Light Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
William D. Johnson, Chairman

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement1	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$990,0002	$0	$0	$0	$2,960,100	$0	$5,657,500	$0
Annual Incentive3	$0	$950,000	$0	$0	$0	$841,500	$950,000
Long-term Incentives
Performance Shares (PSSP)4
2007 (performance period)	$0	$1,774,913	$0	$0	$0	$1,774,913	$1,774,913
2008 (performance period)	$0	$1,394,832	$0	$0	$0	$2,092,248	$1,394,832
2009 (performance period)	$0	$797,986	$0	$0	$0	$2,393,959	$797,986
Restricted Stock Units5
2007 – 2010 (grant date vesting)	$0	$185,557	$0	$0	$0	$202,425	$202,425
2007 – 2011 (grant date vesting)	$0	$139,167	$0	$0	$0	$202,425	$202,425
2007 – 2012 (grant date vesting)	$0	$111,334	$0	$0	$0	$202,425	$202,425
2008 – 2010 (grant date vesting)	$0	$274,511	$0	$0	$0	$313,727	$313,727
2008 – 2011 (grant date vesting)	$0	$183,031	$0	$0	$0	$313,768	$313,768
2009 – 2010 (grant date vesting)	$0	$285,952	$0	$0	$0	$381,270	$0
2009 – 2011 (grant date vesting)	$0	$142,976	$0	$0	$0	$381,270	$0
2009 – 2012 (grant date vesting)	$0	$177,348	$0	$0	$0	$709,391	$0
Restricted Stock6
Unvested and Accelerated	$0	$661,655	$0	$0	$0	$661,655	$661,655
Benefits and Perquisites
Incremental Nonqualified Pension7	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation8	$736,071	$736,071	$0	$736,071	$736,071	$736,071	$736,071
Post-retirement Health Care9	$0	$0	$0	$23,022	$0	$45,140	$0
Executive AD&D Proceeds10	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up11	$0	$0	$0	$0	$0	$5,097,620	$0
TOTAL	$736,071	$7,815,333	$0	$3,719,193	$736,071	$22,007,307	$8,050,227

     1 Mr. Johnson became eligible for early retirement at age 55 in January 2009. Therefore, under the voluntary termination and involuntary not for cause termination scenarios, Mr. Johnson would be treated as having met the early retirement criteria under the Equity Incentive Plan and would be paid out under the early retirement provisions of that plan.

     2 There is no provision for payment of salary under voluntary termination, early retirement, for cause termination, death or disability. Mr. Johnson is not eligible for normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Mr. Johnson’s employment agreement requires a severance equal to 2.99 times his then current base salary ($990,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times three plus average MICP award for the three years prior times three (($990,000 + $895,833) x 3). Does not include impact of long-term disability. In the event of a long-term disability, Mr. Johnson would receive 60% of base salary during the period of his disability.

     3 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Johnson is not eligible for normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Johnson would receive 100% of his target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 85% times $990,000. In the event of early retirement, death or disability, Mr. Johnson would receive a pro-rata incentive award for the period worked during the year. For December 31, 2009, this is based on the full award. For 2009, Mr. Johnson’s MICP award was $950,000.

PROXY STATEMENT

     4 Unvested performance shares would be forfeited under for cause termination. Voluntary termination and involuntary not for cause termination are not applicable. See footnote 1. Mr. Johnson is not eligible for normal retirement. In the event of early retirement, Mr. Johnson would receive 43,280 performance shares from the 2007 grant; 34,012 performance shares from the 2008 grant; and 18,458 performance shares from the 2009 grant. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2009, the performance factor is 100%. In the event of death or disability, the 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 and 2009 performance grants, a pro-rata payment would be made based upon time in the plan.

     5 Unvested restricted stock units (RSU) would be forfeited under for cause termination. Voluntary termination and involuntary not for cause termination are not applicable. See footnote 1. In the event of early retirement, Mr. Johnson would receive a pro-rata percentage of the unvested units, based upon the number of full months elapsed between the grant date and the date of early retirement. Mr. Johnson would vest the following on a pro-rata basis: 10,633 restricted stock units granted on March 20, 2007; 11,157 restricted stock units granted on March 18, 2008; and 14,784 units granted on March 17, 2009. Mr. Johnson is not eligible for normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Johnson would immediately vest 14,808 restricted stock units granted on March 20, 2007; 15,301 restricted stock units granted on March 18, 2008; and would forfeit 35,892 restricted stock units granted on March 17, 2009.

     6 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. In the event of early retirement, all 16,134 outstanding restricted stock shares may vest at the Committee’s discretion. Mr. Johnson is not eligible for normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Johnson’s restricted stock grant dates are beyond the one-year threshold; therefore, all 16,134 restricted stock shares would vest immediately.

     7 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Johnson was vested under the SERP as of December 31, 2009, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC). For a detailed description of the accumulated SERP benefit and estimated annual benefit payable at age 65, see “Pension Benefits Table.” In the event of early retirement, Mr. Johnson would receive a 2.5% decrease in his accrued SERP benefit for each year that he is younger than age 65.

     8 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, early retirement, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Johnson is not eligible for normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. Johnson would forfeit $0 of unvested deferred MICP premiums.

     9 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. In the event of early retirement, Mr. Johnson would receive no additional benefits above what all full-time, non bargaining employees would receive. Mr. Johnson is not eligible for normal retirement. Under involuntary not for cause termination, Mr. Johnson would be reimbursed for 18 months of COBRA premiums at $1,278.98 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Johnson was participating in prior to termination for 36 months at $1,253.90 per month.

     10 Mr. Johnson would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     11 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Johnson. Under IRC Section 280G, Mr. Johnson would be subject to excise tax on $9,400,700 of excess parachute payments above his base amount. Those excess parachute payments result in $1,880,140 of excise taxes, $3,144,621 of tax gross-ups, and $72,859 of employer Medicare tax related to the excise tax payment.

Carolina Power & Light Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
Mark F. Mulhern, Senior Vice President and Chief Financial Officer

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$425,0001	$0	$0	$0	$1,270,750	$0	$1,317,500	$0
Annual Incentive2	$0	$0	$0	$0	$0	$233,750	$225,000
Long-term Incentives
Performance Shares (PSSP)3
2007 (performance period)	$0	$0	$0	$0	$0	$429,734	$429,734
2008 (performance period)	$0	$0	$0	$0	$0	$311,963	$198,522
2009 (performance period)	$0	$0	$0	$0	$0	$487,199	$132,872
Restricted Stock Units4
2007 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$335,831	$335,831
2007 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$48,761	$48,761
2007 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$48,720	$48,720
2008 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$46,587	$46,587
2008 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$46,587	$46,587
2009 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$76,607	$0
2009 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$76,607	$0
2009 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$179,132	$0
Restricted Stock5
Unvested and Accelerated	$0	$0	$0	$0	$0	$239,252	$239,252
Benefits and Perquisites
Incremental Nonqualified Pension6	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation7	$325,876	$0	$0	$325,876	$325,876	$325,876	$325,876
Post-retirement Health Care8	$0	$0	$0	$15,249	$0	$19,934	$0
Executive AD&D Proceeds9	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up10	$0	$0	$0	$0	$0	$1,459,661	$0
TOTAL	$325,876	$0	$0	$1,611,875	$325,876	$5,683,701	$2,577,742

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Mr. Mulhern’s employment agreement requires a severance equal to 2.99 times his then current base salary ($425,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times two plus annual target MICP award times two (($425,000 + $233,750) x 2). Does not include impact of long-term disability. In the event of a long-term disability, Mr. Mulhern would receive 60% of base salary during the period of his disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Mulhern would receive 100% of his target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $425,000. In the event of death or disability, Mr. Mulhern would receive a pro-rata incentive award for the period worked during the year. For December 31, 2009, this is based on the full award. For 2009, Mr. Mulhern’s MICP award was $225,000.

     3 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2009, the performance factor is 100%. In the event of death or

PROXY STATEMENT

disability, the 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 and 2009 performance grants, a pro-rata payment would be made based upon time in the plan.

     4 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Mulhern would immediately vest 10,566 restricted stock units granted on March 20, 2007; 2,272 restricted stock units granted on March 18, 2008; and would forfeit 8,404 restricted stock units granted on March 17, 2009.

     5 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Mulhern’s restricted stock grant dates are beyond the one-year threshold; therefore, all 5,834 restricted stock shares would vest immediately.

     6 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Mulhern was vested under the SERP as of December 31, 2009, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     7 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Mulhern is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. Mulhern would forfeit $0 of unvested deferred MICP premiums.

     8 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Mulhern is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Mulhern would be reimbursed for 18 months of COBRA premiums at $847.18 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Mulhern was participating in prior to termination for 24 months at $830.57 per month.

     9 Mr. Mulhern would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     10 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Mulhern. Under IRC Section 280G, Mr. Mulhern would be subject to excise tax on $2,691,811 of excess parachute payments above his base amount. Those excess parachute payments result in $538,362 of excise taxes, $900,436 of tax gross-ups, and $20,863 of employer Medicare tax related to the excise tax payment.

Carolina Power & Light Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
Jeffrey J. Lyash, Executive Vice President – Corporate Development

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$453,0001	$0	$0	$0	$1,354,470	$0	$2,139,000	$0
Annual Incentive2	$0	$0	$0	$0	$0	$249,150	$235,000
Long-term Incentives
Performance Shares (PSSP)3
2007 (performance period)	$0	$0	$0	$0	$0	$574,550	$574,550
2008 (performance period)	$0	$0	$0	$0	$0	$442,375	$281,511
2009 (performance period)	$0	$0	$0	$0	$0	$563,108	$153,575
Restricted Stock Units4
2007 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$433,722	$433,722
2007 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$64,632	$64,632
2007 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$64,591	$64,591
2008 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$65,493	$65,493
2008 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$65,493	$65,493
2009 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$88,541	$0
2009 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$88,541	$0
2009 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$170,561	$0
Restricted Stock5
Unvested and Accelerated	$0	$0	$0	$0	$0	$157,232	$157,232
Benefits and Perquisites
Incremental Nonqualified Pension6	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation7	$135,173	$0	$0	$135,173	$135,173	$135,173	$135,173
Post-retirement Health Care8	$0	$0	$0	$16,221	$0	$31,807	$0
Executive AD&D Proceeds9	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up10	$0	$0	$0	$0	$0	$1,620,699	$0
TOTAL	$135,173	$0	$0	$1,505,864	$135,173	$6,954,668	$2,730,972

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Mr. Lyash’s employment agreement requires a severance equal to 2.99 times his then current base salary ($453,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times three plus average MICP award for the three years prior times three (($453,000 + $260,000) x 3). Does not include impact of long-term disability. In the event of a long-term disability, Mr. Lyash would receive 60% of base salary during the period of his disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Lyash would receive 100% of his target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $453,000. In the event of death or disability, Mr. Lyash would receive a pro-rata incentive award for the period worked during the year. For December 31, 2009, this is based on the full award. For 2009, Mr. Lyash’s MICP award was $235,000.

     3 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2009, the performance factor is 100%. In the event

PROXY STATEMENT

of death or disability, the 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 and 2009 performance grants, a pro-rata payment would be made based upon time in the plan.

     4 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Lyash would immediately vest 13,727 restricted stock units granted on March 20, 2007; 3,194 restricted stock units granted on March 18, 2008; and would forfeit 8,477 restricted stock units granted on March 17, 2009.

     5 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Lyash’s restricted stock grant dates are beyond the one-year threshold; therefore, all 3,834 restricted stock shares would vest immediately.

     6 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Lyash was vested under the SERP as of December 31, 2009, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     7All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Lyash is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. Lyash would forfeit $0 of unvested deferred MICP premiums.

     8 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Lyash is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Lyash would be reimbursed for 18 months of COBRA premiums at $901.19 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Lyash was participating in prior to termination for 36 months at $883.52 per month.

     9 Mr. Lyash would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     10 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Lyash. Under IRC Section 280G, Mr. Lyash would be subject to excise tax on $2,988,788 of excess parachute payments above his base amount. Those excess parachute payments result in $597,758 of excise taxes, $999,777 of tax gross-ups, and $23,164 of employer Medicare tax related to the excise tax payment.

Carolina Power & Light Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
Lloyd M. Yates, President and Chief Executive Officer

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$448,0001	$0	$0	$0	$1,339,520	$0	$2,083,200	$0
Annual Incentive2	$0	$0	$0	$0	$0	$246,400	$235,000
Long-term Incentives
Performance Shares (PSSP)3
2007 (performance period)	$0	$0	$0	$0	$0	$574,550	$574,550
2008 (performance period)	$0	$0	$0	$0	$0	$442,375	$281,511
2009 (performance period)	$0	$0	$0	$0	$0	$556,752	$151,841
Restricted Stock Units4
2007 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$433,722	$433,722
2007 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$64,632	$64,632
2007 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$64,591	$64,591
2008 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$65,493	$65,493
2008 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$65,493	$65,493
2009 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$87,515	$0
2009 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$87,556	$0
2009 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$169,576	$0
Restricted Stock5
Unvested and Accelerated	$0	$0	$0	$0	$0	$157,232	$157,232
Benefits and Perquisites
Incremental Nonqualified Pension6	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation7	$499,804	$0	$0	$499,804	$499,804	$499,804	$499,804
Post-retirement Health Care8	$0	$0	$0	$23,022	$0	$45,140	$0
Executive AD&D Proceeds9	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up10	$0	$0	$0	$0	$0	$1,621,931	$0
TOTAL	$499,804	$0	$0	$1,862,346	$499,804	$7,265,962	$3,093,869

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Mr. Yates’ employment agreement requires a severance equal to 2.99 times his then current base salary ($448,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times three plus annual target MICP award times three ($448,000 + $246,400) x 3). Does not include impact of long-term disability. In the event of a long-term disability, Mr. Yates would receive 60% of base salary during the period of his disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Yates would receive 100% of his target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $448,000. In the event of death or disability, Mr. Yates would receive a pro-rata incentive award for the period worked during the year. For December 31, 2009 this is based on the full award. For 2009, Mr. Yates’ MICP award was $235,000.

     3 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2009, the performance factor is 100%. In the event of death or disability, the 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 and 2009 performance grants, a pro-rata payment would be made based upon time in the plan.

PROXY STATEMENT

     4 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Yates would immediately vest 13,727 restricted stock units granted on March 20, 2007; 3,194 restricted stock units granted on March 18, 2008; and would forfeit 8,404 restricted stock units granted on March 17, 2009.

     5 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Yates’ restricted stock grant dates are beyond the one-year threshold; therefore, all 3,834 restricted stock shares would vest immediately.

     6 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Yates was vested under the SERP as of December 31, 2009, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     7 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Yates is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. Yates would forfeit $0 of unvested deferred MICP premiums.

     8 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Yates is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Yates would be reimbursed for 18 months of COBRA premiums at $1,278.98 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Yates was participating in prior to termination for 36 months at $1,253.90 per month.

     9 Mr. Yates would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     10 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Yates. Under IRC Section 280G, Mr. Yates would be subject to excise tax on $2,991,059 of excess parachute payments above his base amount. Those excess parachute payments result in $598,212 of excise taxes, $1,000,537 of tax gross-ups, and $23,182 of employer Medicare tax related to the excise tax payment.

Carolina Power & Light Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
Paula J. Sims, Senior Vice President – Power Operations

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$370,0001	$0	$0	$0	$1,106,300	$0	$1,073,000	$0
Annual Incentive2	$0	$0	$0	$0	$0	$166,500	$160,000
Long-term Incentives
Performance Shares (PSSP)3
2007 (performance period)	$0	$0	$0	$0	$0	$429,734	$429,734
2008 (performance period)	$0	$0	$0	$0	$0	$330,869	$210,553
2009 (performance period)	$0	$0	$0	$0	$0	$400,176	$109,139
Restricted Stock Units4
2007 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$335,831	$335,831
2007 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$48,761	$48,761
2007 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$48,720	$48,720
2008 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$49,376	$49,376
2008 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$49,417	$49,417
2009 – 2010 (grant date vesting)	$0	$0	$0	$0	$0	$63,442	$0
2009 – 2011 (grant date vesting)	$0	$0	$0	$0	$0	$63,442	$0
2009 – 2012 (grant date vesting)	$0	$0	$0	$0	$0	$145,503	$0
Restricted Stock5
Unvested and Accelerated	$0	$0	$0	$0	$0	$41,010	$41,010
Benefits and Perquisites
Incremental Nonqualified Pension6	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation7	$414,523	$0	$0	$414,523	$414,523	$444,049	$444,049
Post-retirement Health Care8	$0	$0	$0	$5,344	$0	$6,985	$0
Executive AD&D Proceeds9	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up10	$0	$0	$0	$0	$0	$1,194,126	$0
TOTAL	$414,523	$0	$0	$1,526,167	$414,523	$4,890,941	$2,426,590

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Ms. Sims is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Ms. Sims’ employment agreement requires a severance equal to 2.99 times her then current base salary ($370,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times two plus target MICP award times two (($370,000 + $166,500) x 2). Does not include impact of long-term disability. In the event of a long-term disability, Ms. Sims would receive 60% of base salary during the period of her disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Ms. Sims is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Ms. Sims would receive 100% of her target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 45% times $370,000. In the event of death or disability, Ms. Sims would receive a pro-rata incentive award for the period worked during the year. For December 31, 2009, this is based on the full award. For 2009, Ms. Sims’ MICP award was $160,000.

     3 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Ms. Sims is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2009, the performance factor is 100%. In the event of death or disability, the 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 and 2009 performance grants, a pro-rata payment would be made based upon time in the plan.

PROXY STATEMENT

     4 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Ms. Sims is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Ms. Sims would immediately vest 10,566 restricted stock units granted on March 20, 2007; 2,409 restricted stock units granted on March 18, 2008; and would forfeit 6,642 restricted stock units granted on March 17, 2009.

     5 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Ms. Sims is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Ms. Sims’ restricted stock grant dates are beyond the one-year threshold; therefore, all 1,000 restricted stock shares would vest immediately.

     6 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Ms. Sims was vested under the SERP as of December 31, 2009, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     7 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Ms. Sims is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Ms. Sims would forfeit $29,526 of unvested deferred MICP premiums.

     8 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Ms. Sims is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Ms. Sims would be reimbursed for 18 months of COBRA premiums at $296.88 per month as provided in her employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Ms. Sims was participating in prior to termination for 24 months at $291.06 per month.

     9 Ms. Sims would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     10 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Ms. Sims. Under IRC Section 280G, Ms. Sims would be subject to excise tax on $2,202,132 of excess parachute payments above her base amount. Those excess parachute payments result in $440,426 of excise taxes, $736,633 of tax gross-ups, and $17,067 of employer Medicare tax related to the excise tax payment.

Carolina Power & Light Proxy Statement

DIRECTOR COMPENSATION

     Our Board of Directors is comprised of employees of Progress Energy and its affiliates. They have multiple responsibilities within and provide various services to Progress Energy and its subsidiaries. The total compensation of Progress Energy’s executive officers is designed to cover the full range of services they provide to Progress Energy and its subsidiaries, including the Company. Therefore, they do not receive an annual retainer, attendance fees or any additional compensation for their service as directors of the Company.

EQUITY COMPENSATION PLAN INFORMATION

     There are no compensation plans under which equity securities of the Company are authorized for issuance. Our Parent sponsors an equity compensation plan in which certain employees of the Company participate.

REPORT OF THE AUDIT AND CORPORATE
PERFORMANCE COMMITTEE

     The Audit and Corporate Performance Committee of Progress Energy’s Board of Directors (the “Audit Committee”) has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2009, with the Company’s management and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T, by the SEC’s Regulation S-X, Rule 2-07, and by the NYSE’s Corporate Governance Rules, as may be modified, amended or supplemented.

     The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche, LLP its independence.

     Based upon the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the SEC.

Audit and Corporate Performance Committee of the Progress Energy Board of Directors

Theresa M. Stone, Chair
James E. Bostic, Jr.
W. Steven Jones
Melquiades R. “Mel” Martinez*
Charles W. Pryor, Jr.
Carlos A. Saladrigas
Alfred C. Tollison, Jr.

     *Mr. Martinez was elected to the Board effective March 1, 2010, and thus did not participate in the reviews and discussions described in the foregoing Report of the Audit Committee.

     Unless specifically stated otherwise in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

PROXY STATEMENT

DISCLOSURE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

     The Audit Committee of Progress Energy (the “Audit Committee”) has actively monitored all services provided by its independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) and the relationship between audit and non-audit services provided by Deloitte. Progress Energy has adopted policies and procedures for pre-approving all audit and permissible non-audit services rendered by Deloitte, and the fees billed for those services. Those policies and procedures apply to Progress Energy and its subsidiaries, including the Company. Progress Energy’s Controller is responsible to the Audit Committee for enforcement of this procedure, and for reporting noncompliance. Pursuant to the pre-approval policy, the Audit Committee specifically pre-approved the use of Deloitte for audit, audit-related and tax services.

     The pre-approval policy requires management to obtain specific pre-approval from the Audit Committee for the use of Deloitte for any permissible non-audit services, which generally are limited to tax services, including tax compliance, tax planning, and tax advice services such as return review and consultation and assistance. Other types of permissible non-audit services will not be considered for approval except in limited instances, which could include circumstances in which proposed services provide significant economic or other benefits to us. In determining whether to approve these services, the Audit Committee will assess whether these services adversely impair the independence of Deloitte. Any permissible non-audit services provided during a fiscal year that (i) do not aggregate more than 5 percent of the total fees paid to Deloitte for all services rendered during that fiscal year and (ii) were not recognized as non-audit services at the time of the engagement must be brought to the attention of Progress Energy’s Controller for prompt submission to the Audit Committee for approval. These de minimis non-audit services must be approved by the Audit Committee or its designated representative before the completion of the services. Non-audit services that are specifically prohibited under the Sarbanes-Oxley Act Section 404, SEC rules, and Public Company Accounting Oversight Board (“PCAOB”) rules are also specifically prohibited under the policy.

     Prior to approval of permissible tax services by the Audit Committee, the policy requires Deloitte to (1) describe in writing to the Audit Committee (a) the scope of the service, the fee structure for the engagement and any side letter or other amendment to the engagement letter or any other agreement between the Company and Deloitte relating to the service and (b) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between Deloitte and any person (other than the Company) with respect to the promoting, marketing or recommending of a transaction covered by the service; and (2) discuss with the Audit Committee the potential effects of the services on the independence of Deloitte.

     The policy requires Progress Energy’s Controller to update the Audit Committee throughout the year as to the services provided by Deloitte and the costs of those services. The policy also requires Deloitte to annually confirm its independence in accordance with SEC and NYSE standards. The Audit Committee will assess the adequacy of this policy as it deems necessary and revise accordingly.

     Set forth in the table below is certain information relating to the aggregate fees billed by Deloitte for professional services rendered to us for the fiscal years ended December 31, 2009, and December 31, 2008.

	2009	2008
Audit fees	$1,776,000	$1,866,000
Audit-related fees	1,000	8,000
Tax fees	15,000	18,000
Other fees	−	−
Total fees	$1,792,000	$1,892,000

Carolina Power & Light Proxy Statement

     Audit fees include fees billed for services rendered in connection with (i) the audits of our annual financial statements; (ii) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q; (iii) accounting consultations arising as part of the audits; and (iv) audit services in connection with statutory, regulatory or other filings, including comfort letters and consents in connection with SEC filings and financing transactions.

     Audit-related fees include fees billed for (i) special procedures and letter reports; (ii) benefit plan audits when fees are paid by us rather than directly by the plan; and (iii) accounting consultations for prospective transactions not arising directly from the audits.

     Tax fees include fees billed for tax compliance matters and tax planning and advisory services.

     The Audit Committee has concluded that the provision of the non-audit services listed above as “Tax fees” is compatible with maintaining Deloitte’s independence.

     None of the services provided required approval by the Audit Committee pursuant to the de minimis waiver provisions described above.

PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     The Audit and Corporate Performance Committee of Progress Energy’s Board of Directors (the “Audit Committee”) has selected Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered public accounting firm for the fiscal year ending December 31, 2010, and has directed that management submit the selection of that independent registered public accounting firm for ratification by our shareholders at the 2010 Annual Meeting of the Shareholders. Deloitte & Touche has served as the independent registered public accounting firm for our Company and its predecessors since 1930. In selecting Deloitte & Touche, the Audit Committee considered carefully Deloitte & Touche’s previous performance for us, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. A representative of Deloitte & Touche will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement and will be available to respond to appropriate questions. Shareholder ratification of the selection of Deloitte & Touche as our independent registered public accounting firm is not required by our By-Laws or otherwise. However, we are submitting the selection of Deloitte & Touche to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche. Even if the shareholders ratify the selection, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interest of the Company and its shareholders.

     The Board of Directors recommends a vote “FOR” the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm.

     Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where no specification is made, the shares represented by the accompanying proxy will be voted “FOR” the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm. Votes (other than votes withheld) will be cast pursuant to the accompanying proxy for the ratification of the selection of Deloitte & Touche.

     The proposal to ratify the selection of Deloitte & Touche to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2010, requires approval by a majority of the votes actually cast by holders of shares present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Abstentions from voting and broker nonvotes will not count as shares voted and will not have the effect of a “negative” vote, as described in more detail under the heading “PROXIES” on page 2.

PROXY STATEMENT

FINANCIAL STATEMENTS

     Our 2009 Annual Report, which includes financial statements as of December 31, 2009, and 2008, and for each of the three years in the period ended December 31, 2009, together with the report of Deloitte & Touche LLP, our independent registered public accounting firm, was provided to those who were shareholders of record as of the close of business on March 5, 2010.

FUTURE SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for inclusion in the proxy statement for our 2011 Annual Meeting must be received no later than December 1, 2010, at our principal executive offices, addressed to the attention of:

Frank A. Schiller
Corporate Secretary
Carolina Power & Light Company d/b/a
Progress Energy Carolinas, Inc.
P.O. Box 1551
Raleigh, North Carolina 27602-1551

     Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

     In order for a shareholder to nominate a candidate for director, under our By-Laws timely notice of the nomination must be received by the Corporate Secretary of the Company either by personal delivery or by United States registered or certified mail, postage pre-paid, not later than the close of business on the 120th calendar day before the date our proxy statement was released to shareholders in connection with the previous year’s annual meeting. In no event shall the public announcement of an adjournment or postponement of an annual meeting or the fact that an annual meeting is held after the anniversary of the preceding annual meeting commence a new time period for a shareholder’s giving of notice as described above. The shareholder filing the notice of nomination must include:

•	As to the shareholder giving the notice:

	–	the name and address of record of the shareholder who intends to make the nomination, the beneficial owner, if any, on whose behalf the nomination is made and of the person or persons to be nominated;

	–	the class and number of our shares that are owned by the shareholder and such beneficial owner;

	–	a representation that the shareholder is a holder of record of our shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and

	–	a description of all arrangements, understandings or relationships between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.

•	As to each person whom the shareholder proposes to nominate for election as a director:

	–	the name, age, business address and, if known, residence address of such person;

	–	the principal occupation or employment of such person;

Carolina Power & Light Proxy Statement

–	the class and number of shares of our stock that are beneficially owned by such person;

–	any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Securities Exchange Act of 1934; and

–	the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected.

     In order for a shareholder to bring other business before a shareholder meeting, we must receive timely notice of the proposal not later than the close of business on the 60th day before the first anniversary of the immediately preceding year’s annual meeting. Such notice must include:

•	the information described above with respect to the shareholder proposing such business;

•	a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting; and

•	any material interest of such shareholder in such business.

     These requirements are separate from the requirements a shareholder must meet to have a proposal included in our proxy statement.

     Any shareholder desiring a copy of our By-Laws will be furnished one without charge upon written request to the Corporate Secretary. A copy of the By-Laws, as amended and restated on May 13, 2009, was filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, and is available through the SEC’s Web site at www.sec.gov.

OTHER BUSINESS

     The Board of Directors does not intend to bring any business before the meeting other than that stated in this Proxy Statement. The Board knows of no other matter to come before the meeting. If other matters are properly brought before the meeting, it is the intention of the Board of Directors that the persons named in the enclosed proxy will vote on such matters pursuant to the proxy in accordance with their best judgment.

Carolina Power & Light Proxy Statement

Exhibit A

POLICY AND PROCEDURES WITH RESPECT TO
RELATED PERSON TRANSACTIONS

A. Policy Statement

     The Company’s Board of Directors (the “Board”) recognizes that Related Person Transactions (as defined below) can present heightened risks of conflicts of interest or improper valuation or the perception thereof. Accordingly, the Company’s general policy is to avoid Related Person Transactions. Nevertheless, the Company recognizes that there are situations where Related Person Transactions might be in, or might not be inconsistent with, the best interests of the Company and its stockholders. These situations could include (but are not limited to) situations where the Company might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons (as defined below) on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. The Company, therefore, has adopted the procedures set forth below for the review, approval or ratification of Related Person Transactions.

     This Policy has been approved by the Board. The Corporate Governance Committee (the “Committee”) will review and may recommend to the Board amendments to this Policy from time to time.

B. Related Person Transactions

     For the purposes of this Policy, a “Related Person Transaction” is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness, (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

     For purposes of this Policy, a “Related Person” means:

1.	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer (i.e. members of the Senior Management Committee and the Controller) of the Company, Progress Energy Carolinas, Inc., or Progress Energy Florida, Inc. or a nominee to become a director of the Company, Progress Energy Carolinas, Inc., or Progress Energy Florida, Inc.;

2.	any person who is known to be the beneficial owner of more than 5% of any class of the voting securities of the Company or its subsidiaries;

3.	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

4.	any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

PROXY STATEMENT

C. Approval Procedures

1.	The Board has determined that the Committee is best suited to review and approve Related Person Transactions. Accordingly, at each calendar year’s first regularly scheduled Committee meeting, management shall recommend Related Person Transactions to be entered into by the Company for that calendar year, including the proposed aggregate value of such transactions if applicable. After review, the Committee shall approve or disapprove such transactions and at each subsequently scheduled meeting, management shall update the Committee as to any material change to those proposed transactions.

2.	In determining whether to approve or disapprove each related person transaction, the Committee will consider various factors, including the following:

	•	the identity of the related person;

	•	the nature of the related person’s interest in the particular transaction;

	•	the approximate dollar amount involved in the transaction;

	•	the approximate dollar value of the related person’s interest in the transaction;

	•	whether the related person’s interest in the transaction conflicts with his obligations to the Company and its shareholders;

	•	whether the transaction will provide the related person with an unfair advantage in his dealings with the Company; and

	•	whether the transaction will affect the related person’s ability to act in the best interests of the Company and its shareholders

The Committee will only approve those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

3.	In the event management recommends any further Related Person Transactions subsequent to the first calendar year meeting, such transactions may be presented to the Committee for approval at the next Committee meeting. In these instances in which the Legal Department, in consultation with the President and Chief Operating Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, any further Related Person Transactions shall be submitted to the Chair of the Committee (who will possess delegated authority to act between Committee meetings). The Chair of the Committee shall report to the Committee at the next Committee meeting any approval under this Policy pursuant to his/her delegated authority.

4.	No member of the Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person. The Committee (or the Chair) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Committee (or the Chair) determines in good faith. The Committee or Chair, as applicable, shall convey the decision to the President and Chief Operating Officer, who shall convey the decision to the appropriate persons within the Company.

Carolina Power & Light Proxy Statement

D. Ratification Procedures

     In the event the Company’s Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer or General Counsel becomes aware of a Related Person Transaction that has not been previously approved or previously ratified under this Policy, said officer shall immediately notify the Committee or Chair of the Committee, and the Committee or Chair shall consider all of the relevant facts and circumstances regarding the Related Person Transaction. Based on the conclusions reached, the Committee or the Chair shall evaluate all options, including but not limited to ratification, amendment, termination or recession of the Related Person Transaction, and determine how to proceed.

E. Review of Ongoing Transactions

     At the Committee’s first meeting of each calendar year, the Committee shall review any previously approved or ratified Related Person Transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $120,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate the Related Person Transaction.

F. Disclosure

      All Related Person Transactions are to be disclosed in the filings of the Company, Progress Energy Carolinas, Inc. or Progress Energy Florida, Inc., as applicable, with the Securities and Exchange Commission as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules. Furthermore, all Related Person Transactions shall be disclosed to the Corporate Governance Committee of the Board and any material Related Person Transaction shall be disclosed to the full Board of Directors.

     The material features of this Policy shall be disclosed in the Company’s annual report on Form 10-K or in the Company’s proxy statement, as required by applicable laws, rules and regulations.

PROXY STATEMENT

Directions to Carolina Power & Light’s
2010 Annual Shareholders’ Meeting

Progress Energy Center for the Performing Arts
2 E. South Street, Raleigh, North Carolina

002CS-61034	Progress Energy Center for the Performing Arts

CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC.

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6
Voting Instructions
You can vote by telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by telephone must be received by 12:01 a.m., Eastern Daylight Time, on May 12, 2010.
Vote by telephone

  Call toll free 1-800-652-VOTE (8683) within the USA,
  US territories & Canada any time on a touch tone
  telephone. There is NO CHARGE to you for the call.
  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card	1234 5678 9012 345
▼ IF YOU HAVE NOT VOTED VIA TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals	—	The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2, both of which are sponsored by the Company.

1.	Election of Directors:			For	Withhold				For	Withhold				For	Withhold

	01	-	J. Corbett	☐	☐	02	-	W. Johnson	☐	☐	03	-	J. Lyash	☐	☐

	04	-	J. McArthur	☐	☐	05	-	M. Mulhern	☐	☐	06	-	J. Scarola	☐	☐

	07	-	F. Schiller	☐	☐	08	-	P. Sims	☐	☐	09	-	L. Yates	☐	☐

		For	Against	Abstain
2.	Ratification of the selection of Deloitte & Touche LLP as Carolina Power & Light Company’s independent registered public accounting firm for 2010.	☐	☐	☐	3.	In their discretion the proxies are authorized to vote upon such other business that is properly brought before the meeting or any adjournment thereof.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.
/ /
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890	J N T
1 U P X	0 2 4 8 9 3 1

2010 Annual Meeting of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. Shareholders
May 12, 2010 at 10:00 a.m.
Progress Energy Center for the Performing Arts
Raleigh, NC
(map located on back of Meeting Notice & Proxy Statement)

Dear Shareholder,

Please take note of the important information enclosed with the Proxy Card. That information relates to the management and operations of your Company and requires your immediate attention and approval. Details are discussed in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how you would like your shares to be voted, then sign the card and return it in the enclosed postage paid envelope. If you prefer, you may vote by telephone by following the instructions in the proxy materials.

Your vote must be submitted prior to the Annual Meeting of Shareholders to be held May 12, 2010, unless you plan to vote in person at the Meeting.

Thank you in advance for your prompt consideration of these matters.

▼ IF YOU HAVE NOT VOTED VIA TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC.

Annual Meeting Proxy Card
Carolina Power & Light Company
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned hereby appoints William D. Johnson and Frank A. Schiller, and each of them as Proxies, with full power of substitution, to vote the shares of stock of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (the “Company”) registered in the name of the undersigned, or which the undersigned has the power to vote, at the Annual Meeting of Shareholders of the Company to be held Wednesday, May 12, 2010, at 10:00 a.m., and at any adjournment thereof, for the election of directors, for the ratification of the selection of the independent registered public accounting firm for the Company for 2010 and upon other matters properly brought before the meeting. The undersigned acknowledges receipt of the notice of said Annual Meeting and the proxy statement.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR 2010, ALL AS SET FORTH IN THE PROXY STATEMENT. THE NOMINEES FOR DIRECTOR ARE: J. CORBETT, W. JOHNSON, J. LYASH, J. McARTHUR, M. MULHERN, J. SCAROLA, F. SCHILLER, P. SIMS, AND L. YATES. IF ANY DIRECTOR BECOMES UNAVAILABLE, THE PROXIES WILL VOTE FOR A SUBSTITUTE DESIGNATED BY THE BOARD.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.